333-
                                   810-

==============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                -----------
                                  FORM N-2
                                -----------



        [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                      [ ] Pre-Effective Amendment No.
                      [ ] Post-Effective Amendment No.
                                   and/or
    [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             [ ] Amendment No.

                  EXCELSIOR VENTURE PARTNERS FUND III, LLC
            (Exact name of registrant as specified in charter)
            114 WEST 47TH STREET, NEW YORK, NEW YORK 10036-1532
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 852-3125

                               DAVID I. FANN
                            DOUGLAS A. LINDGREN
                  EXCELSIOR VENTURE PARTNERS FUND III, LLC
                 114 WEST 47TH STREET, NEW YORK 10036-1532

------------------------------------------------------------------------------
                   (Name and Address of Agents for Service)

                                  COPIES TO:
------------------------------------------------------------------------------

THOMAS A. DECAPO, ESQ.                      RONALD A. SCHWARTZ, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP    UNITED STATES TRUST COMPANY OF NEW YORK
ONE BEACON STREET                           114 WEST 47TH STREET
BOSTON, MA 02108-3194                       NEW YORK, NEW YORK 10036-1532
PHONE NO.: (617) 573-4814                   PHONE NO.: (212) 852-1315
FAX NO.: (617) 573-4822                     FAX NO.: (212) 852-1310

------------------------------------------------------------------------------

          Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following ...........................[ ]

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===============================================================================
                                        Proposed
                           Proposed      Maximum        Maximum     Amount of Unit
   Title of Securities      Amount      Offering       Aggregate    Registration
    being Registered         being      Price Per   Offering Price*    Fee*
                          Registered      Unit*
-------------------------------------------------------------------------------
Membership Interests   50,000 units      $1,000       $50,000,000    $13,200
(without par value)
===============================================================================

*Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                           CROSS REFERENCE SHEET


  PART A
ITEM NUMBER                                     LOCATION IN PROSPECTUS
-----------                                     ----------------------

Item 1.    Outside Front Cover............ Outside Front Cover

Item 2.    Cover Pages; Other Offering
           Information.................... Inside Front and Outside Back Cover Page

Item 3.    Fee Table and Synopsis......... Fee Table; Prospectus Summary

Item 4.    Financial Highlights........... Not applicable

Item 5.    Plan Of Distribution........... The Offering; Selling Arrangements

Item 6.    Selling Shareholders........... Not applicable

Item 7.    Use of Proceeds................ Use Of Proceeds

Item 8.    General Description of the      Outside Front Cover; The Fund; Investment
           Registrant..................... Objective and Policies; Risk Factors

Item 9.    Management..................... Management

Item 10.   Capital Stock, Long-Term Debt,
           and Other Securities........... Description of Units

Item 11.   Defaults and Arrears on Senior
           Securities..................... Not applicable

Item 12.   Legal Proceedings.............. Not applicable

Item 13.   Table of Contents of the
           Statement of Additional
           Information.................... Not applicable


    PART B
ITEM NUMBER

Item 14.   Cover Page..................... Not applicable

Item 15.   Table of Contents.............. Not applicable

Item 16.   General Information and History Not applicable

Item 17.   Investment Objectives and
           Policies....................... Investment Objective and Policies

Item 18.   Management..................... Management

Item 19.   Control Persons and Principal
           Holders of Securities.......... Management

Item 20.   Investment Advisory and Other
           Services....................... Management

Item 21.   Brokerage Allocation and Other
           Practices...................... Brokerage Allocation and Other Practices

Item 22.   Tax Status..................... Certain Federal Income Tax Considerations

Item 23.   Financial Statements........... Financial Statements


[Flag]
The information in this prospectus is not complete and may be changed.
We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                           PRELIMINARY PROSPECTUS

                 Subject to completion, dated June 5, 2000
                  EXCELSIOR VENTURE PARTNERS FUND III, LLC
                              $[             ]
                        Units of Membership Interest
                      Minimum Subscription -- $25,000


     Excelsior Venture Partners Fund III, LLC, or the Fund, is a newly organized closed-end, non-diversified investment company. Our investment objective is to achieve long-term capital appreciation. We will pursue our objective by investing primarily in a portfolio of domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that Excelsior Venture Management LLC believes offer significant long-term capital appreciation potential. See "The Fund."

     This Prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the Registrant has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission. You may also request a free copy by writing or calling the Fund at 114 West 47th Street, New York, New York 10036-1532, (212) 852-3125.

     AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE [DISTRIBUTED OR] LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

     THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS."

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================================================================
                                      PRICE TO  SALES LOAD         PROCEEDS
                                       PUBLIC                      TO FUND(1)
-----------------------------------------------------------------------------
Per Unit (25 Unit Minimum)          $[1,000]       None            $[1,000]
-----------------------------------------------------------------------------
Total Minimum                           $[ ]       None              $[ ]
[           ] (Units)
-----------------------------------------------------------------------------
Total Maximum                           $[ ]       None              $[ ]
[           ] (Units)
=============================================================================

(1) The Fund expects to incur organizational and offering expenses
of approximately $     .
                  ------

     Units are made available through, the Fund's principal distributor. The closing will be held on or about the fifth business day after receipt by the Fund of subscriptions totaling $[ ]. The Fund may continue to offer for sale the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent subscription closings until [October 31, 2000]. See "Selling Arrangements." The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part.

                The date of this Prospectus is June   , 2000.


                                 FEE TABLE

Unitholder Transaction Expenses

SALES LOAD (as a percentage of offering price).......................... None

ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
      Management Fees................................................... ----%
      Other Expenses.................................................... 0.  %
      Total Annual Expenses.............................................     %
                                                                         ----

      The Fund invests primarily in Excelsior Venture Partners III, LLC (the "Company"). The Fund pays no advisory fee on assets invested in the Company. Pending investment of its assets in the Company, the Fund will invest in U.S. Government securities. The Fund will pay __________________ a fee of ____% of the Fund's net assets that are not represented by the Fund's investment in the Company. The table and Expenses summarize the aggregate expenses of the Fund and the Company in order to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Company Management Fee through the fifth anniversary of the Company's final subscription closing date not later than [October 31, 20005] is 2.00% of the Company's net assets, determined as of the end of each fiscal quarter. Thereafter, the Company Management Fee will be 1.00% of the Company's net assets, determined at the end of each fiscal quarter. The Company's Investment Adviser has agreed to waive this fee during the subscription period, which will end on the final subscription closing date not later than [October 31, 2000]. The Investment Adviser is also entitled to an Incentive Carried Interest from the Company in an amount equal to 20% of the Company's cumulative realized net capital gains on investments other than private funds (determined net of cumulative realized capital losses and current net unrealized capital depreciation on all of the Company's investments). To the extent that the Company invests in private funds, you will also indirectly through the Fund bear your pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Allocations and Distributions." "Other Expenses" are based on estimated amounts for the current fiscal year.


**

     EXAMPLE                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                     ------   -------   -------   --------
     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
     Example 1 (1).................................................. $         $       $____     $____
     Example 2 (2).................................................. $         $       $____     $____
                                                                      ----      ----

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.




------------------

(1) Assumes Company Management Fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0. % of the Fund's net assets and does not include the Incentive Carried Interest paid by the Company.
(2) Assumes Company Management Fee of 2.00% of the Company's net assets in years 1-5 and 1.00% thereafter and other expenses of 0. % of the Fund's net assets and includes the Incentive Carried Interest paid by the Company. These expense estimates are based on the assumption that the entire 5% annual return is the result of realized capital gains on investments other than private funds.


                             PROSPECTUS SUMMARY

      This summary is qualified in its entirety by reference to the more detailed information included in this Prospectus and to the Operating Agreement attached hereto as Exhibit A.


                                  THE FUND

      The Fund is a Delaware limited liability company formed on June 1, 2000. We are registered as a closed-end non-diversified investment company. We provide investors with the opportunity to participate, with a minimum investment of $25,000, in a portfolio of direct private equity investments and privately offered investment funds managed by third parties. These investment opportunities are generally not available to the public and typically require substantially larger commitments than the minimum investment in the Fund. Other advantages that may otherwise be unavailable to investors if they were to invest directly in private equity investments include professional management, portfolio diversification and administrative convenience. See "The Fund," "Regulation," "Risk Factors," "The Offering" and "Description of Units."

                     INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. The Fund currently intends to seek to achieve its objective by investing its assets primarily in Excelsior Venture Partners III, LLC, (the "Company"), a separate, closed-end, non-diversified investment company that has elected to be a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund and the Company share substantially the same investment objectives and policies. The Company will pursue long-term capital appreciation primarily by investing in private domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company also intends to invest to a lesser extent in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Company will make liquid investments in short-term securities.

      The Company currently intends to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. The Company is not, however, constrained or limited in any way to investments in such strategies and themes. U.S. Trust follows a long-term investment philosophy and uses a growth strategy and a transaction value strategy to guide investment decision making. The growth strategy seeks to identify industries and companies that can provide solutions to or otherwise benefit from markets that are growing in response to underlying trends. The transaction value strategy involves a comparison of a company's real underlying asset value with similar assets changing ownership in the market. It is based on a belief that differences between a company's real asset value and the price of its shares correct over time. U.S. Trust applies these strategies together with a focus on longer-term investment themes that U.S. Trust believes represent long-term trends. U. S. Trust currently believes that the following themes represent strong and inexorable trends:

o     Communications and Information
o     Productivity Enhancers
o     Infrastructure Development
o     Early Life Cycle Companies
o     Demographics/Rising Living Standards
o     Globalization Forces
o     Business and Industrial Restructuring

Each of these is described in greater detail under the caption "Investment Objective and Policies - Investment Strategies."

      The Fund does not intend to borrow to invest in the Company. The Company may from time to time borrow funds in an amount up to 25% of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies (referred to as follow-on investments), to maintain various regulatory qualifications, to pay contingencies and expenses or in anticipation of the receipt of funds from capital contributions or the disposition of investments. The Company does not intend to borrow in order to make the initial investment in a company. The Company will not borrow to pay the advisory fee payable to the Investment Adviser.

      There can be no assurance that we will achieve our investment objective. See "Investment Objective and Policies" and "Risk
Factors."

                                 MANAGEMENT

      [          ] serves as investment adviser to the Fund. The Investment
Adviser serves as investment adviser to the Company. The Investment Adviser is responsible pursuant to the Investment Advisory Agreements for identifying, evaluating, structuring, monitoring and disposing of our investments and providing, or arranging for third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Company and the conduct of its business.

      Affiliates of the Investment Adviser have served as the investment advisers to UST Private Equity Investors Fund, Inc. ("Fund I") and Excelsior Private Equity Fund II, Inc. ("Fund II"), each a registered business development company, since their inceptions in September 1994 and March 1997, respectively. The investment management personnel of the Investment Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II. The Company's investment objective and policies are similar to those of Fund I and Fund II, although the Investment Adviser expects to employ an investment strategy more similar to that of Fund II. As of January 31, 2000, Fund I had made investments in 12 portfolio companies and 6 private funds with an aggregate of approximately $40 million of invested and/or committed capital. As of January 31, 2000, Fund II had made investments in 17 portfolio companies and 13 private funds with an aggregate of approximately $156 million of invested and/or committed capital.

      The Fund will not pay [                ] an investment advisory
fee on assets invested in the Company. Through the fifth anniversary of the Company's final subscription closing date, the Company will pay the Investment Adviser an advisory fee equal to 2.00% of the Company's net assets, determined as of the end of each fiscal quarter. Thereafter, the advisory fee paid by the Company will be 1.00% of net assets, determined
as of the end of each fiscal quarter. The Fund will pay [              ]
a fee equal to ___% of net assets invested in U.S. Government securities. The Investment Adviser has agreed to waive its advisory fee for the Company during the subscription period, which will end on the final subscription closing date (not later than [October 31, 2000]).

      The Investment Adviser also will be entitled to allocations and distributions from the Company equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company's cumulative realized capital gains on all Direct Investments determined net of:

o  cumulative realized capital losses on all investments of any type and

o  current net unrealized capital depreciation on all investments of any type.

The Incentive Carried Interest will be determined annually as of the end of each year. The Investment Adviser's allocations and distributions from the Company will be made net of, respectively, all prior allocations and all prior distributions made of the Incentive Carried Interest to the Investment Adviser.

      Investors in the Fund will indirectly bear their pro rata portion of the fees payable by the Company to the Investment Adviser.

                                THE OFFERING

      The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund. The Fund is offering up to [ ] units of membership interests at a price per unit of $1,000 (the "Units"). Units are made available through ___________, as principal distributor (the "Distributor"). Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent ("Selling Agent") for their customers. [
                 ] or an affiliate may compensate from its own assets Selling Agents who sell Units of the Fund to investors. The offering will terminate on [ ] or such other subsequent date not later than [October 31, 2000] as the Fund may determine (the "Termination Date"). If a minimum of $ [ ] has not been subscribed for by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon.

      We expect to have our first closing (the "first subscription closing") approximately five business days after we have received subscriptions for at least $ [ ]. The Fund may continue to accept subscriptions for Units from time to time at subsequent closings (each a "subsequent subscription closing") until the Termination Date. In the event that the Fund receives subscriptions of more than $ [ ] by the Termination Date, the Fund may, if approved by the Board of Managers, increase the offering, provided that in no event will the Fund accept subscriptions totaling more than $[ ].

      Each subscriber will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement attached hereto as Exhibit B (the "Subscription Agreement"), which will form a binding contract of the investor. Amounts paid by subscribers will be deposited in an interest-bearing bank escrow account with _______________________ pending each closing. Organizational and offering costs of approximately $____ ($____ per Unit assuming the minimum of [ ] Units are sold, or $_____per Unit assuming all [ ] Units are sold) have been incurred by U.S. Trust and will be reimbursed by the Fund on or shortly after the final subscription closing. Each investor's share of organizational and offering costs will be deducted from his or her capital account on or shortly after the final subscription closing. You will also indirectly bear your pro rata portion of the organizational and offering costs of the Company. Any change in the price of the Units will be set forth in a supplement to this Prospectus. See "The Offering." The Fund has registered the Units under the Securities Act of 1933, as amended (the "Securities Act").

                            MINIMUM INVESTMENTS

      The minimum subscription amount is $25,000. We have the right to waive the minimum, at our discretion. See "The Offering."

                              USE OF PROCEEDS

      The Fund intends to invest the net proceeds of the offering in units of membership interest ("Company Units") in Excelsior Venture Partners III, LLC (the "Company"). The Company requires payment for the Company Units in two equal installments, with the second installment payable on the first anniversary of the termination of the offering of the Company Units. Pending investment of its assets in the Company and payment of the second installment, the Fund will invest its assets in U.S. Government securities. We anticipate that there will be a significant period of time (up to four years) before the Company becomes fully invested. Although the Company intends to invest or commit to invest at least 50% of the proceeds from its offering in Venture Capital Investments within approximately two years after the receipt of such proceeds, a delay is common for business development companies such as the Company because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. See "Use of Proceeds."

                                RISK FACTORS

      These are speculative securities. Units of the Company are not deposits or obligations of, or guaranteed or endorsed by, U.S. Trust, and the Units are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency or person.

RISKS RELATED TO THE FUND AND THE COMPANY

      Unspecified Use of Proceeds. Since the Company in which the Fund invests has not identified the particular uses for the net proceeds from this offering, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objective.

      Lack of Operating History. While the key personnel of the Investment Adviser and its affiliates have considerable experience in venture capital and private equity investing, the Fund and the Company have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund or the Company.

      Minimum Proceeds; Portfolio Diversification. To the extent that the Company makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Company sells only the minimum number of Units, it will have less assets to invest and will likely acquire fewer investments than it would if it sold more Units. This would increase the Fund's and the Company's volatility and risk.

      Reliance on the Investment Adviser. The investment decisions of the Company will be made exclusively by the Investment Adviser. Investors will have no right to take part in the management of the Company.

      Incentive Carried Interest. The Incentive Carried Interest is based on 20% of the net realized capital gain of the Company and may create an incentive for the Investment Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Carried Interest.

      Transactions with Affiliates; Potential Conflicts of Interest. The Investment Company Act prohibits certain transactions between the Fund, the Company and their affiliates without first obtaining an exemption order from the Commission. Other transactions between the Fund, the Company and their affiliates require the approval of a majority of the members of the Board of Managers of the Fund or the Company who are not interested persons and do not require an exemption order. These transactions may not be the result of arms-length negotiations although the Fund and the Company will not enter into affiliated transactions unless they believes that they are fair to the Fund and the Company and are not the result of over-reaching by any person. To the extent that an exemption order is required, delays and costs involved in obtaining necessary approvals may decrease the profitability of transactions or make them impracticable or impossible to consummate, and there can be no assurance that the Commission will grant exemption orders. Conflicts of interest may arise in allocating investment and disposition opportunities, management time, services or functions between the Company and other entities for which the Investment Adviser and its affiliates may provide similar services.

      Liabilities of Members. Except as described below, you will not be liable for any obligations of the Fund in excess of your capital, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

      No Public or Other Market for Units. The Fund is a newly organized entity. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in our sole and absolute discretion. No member will have the right to require the Fund to redeem his, her or its
Units. In addition, none of the Fund, the Company, [          ]
or the Distributor (nor any of their respective affiliates) will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

      FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE DISTRIBUTED OR LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

      Tax Status. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a publicly traded partnership that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Company will receive a similar opinion. No ruling has been or will be sought from the Internal Revenue Service ("IRS") regarding the status of the Fund or the Company as a partnership. An opinion of counsel is not binding on the IRS or any court. If the Fund or the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Company."

      Distributions In Kind. The Fund may determine to make distributions of securities or other property in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

      Regulation. The Company in which the Fund invests has elected to be treated as a business development company under the Investment Company Act, and as such is subject to numerous restrictions on the nature of its investments, the use of leverage and the issuance of securities, options, warrants or rights, which could prohibit the Company from investing in potentially attractive situations that might otherwise be available. At the same time, the Company's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Company operates differently than a registered investment company and is subject to different and greater risks as compared to a registered investment company.

GENERAL RISKS OF INVESTMENTS

      Risk of Private Equity Investments. Though private equity investments offer the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

      Illiquidity of Private Equity Investments. The Company anticipates that it may take up to four years before it is fully invested or committed to invest in portfolio companies, and it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term. Securities laws, contractual limitations and practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized. The Fund's investment in the Company will also be illiquid in that there are substantial restrictions as to transfer of Company Units.

      Need for Follow-On Investments. There is no assurance that the Company will have sufficient funds available or choose to make follow-on investments. Failure to make follow-on investments may have a substantial impact on portfolio companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.

      Competition for Investments. The Company expects to encounter competition from, and to be a co-investor with, other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor.

      Borrowing. The Company may borrow for investment and other purposes. The use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value and could result in lenders placing restrictions on the Company including reserve requirements or operating restrictions that would limit the ability of the Investment Adviser to control investments or refinancings and the ability of the Company to make distributions.

      Lack of Diversification. The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act. A non-diversified company may invest to a greater degree in fewer issuers than may a diversified company. As a result, the Company will be more exposed to developments adversely affecting only one or a few companies that it has invested in. The net asset value of a non-diversified company may be more volatile than that of a diversified company.

                 ALLOCATIONS, DISTRIBUTIONS AND LIQUIDATION

      The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Exhibit A. Investors in the Fund will become members in the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account, and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. All allocations and distributions made by the Fund will generally be made pro rata in proportion to each member's interest in the Fund.

      The Fund will invest in and become a member of the Company, which will similarly establish a capital account in the Company for the Fund. The Company will make allocations and distributions to its members, including the Fund, as set forth below.

      ALLOCATIONS. The income, gain, loss, deduction and expense of the Company generally will be determined and allocated as of the end of each fiscal year to reflect the economic interests of its members and the Investment Adviser.

      Company allocations generally will be made in the following manner:

      o items of income, gain, loss, deduction and expense in an amount equal to the Members' Allocation Amount will be allocated to the members pro rata in accordance with their capital contributions, and

      o gains will be allocated to the Investment Adviser until the cumulative amount of all gain that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the period for which the allocation is being made.

      The Members' Allocation Amount is the items of income, gain, loss, deduction and expense remaining after the required allocation has been made to the Investment Adviser.

      DISTRIBUTIONS. The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company and that is available after the payment of all expenses then due and the creation of any reserves. The Company will consider making such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the excess of the Incentive Carried Interest as most recently calculated over the cumulative amount of all prior distributions of Incentive Carried Interest made to the Investment Adviser. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. The Fund may make distributions in kind of its property, which generally would be treated for purposes of the Company's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Company's valuation procedures.

      Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Fund's operations. The Fund will not reinvest income from its investments or the proceeds from the sale of its investments.

      LIQUIDATION. The Fund intends to liquidate and dissolve after the Company has been liquidated and the Fund has liquidated and distributed all of its assets. The duration of the Company will be ten years from its final subscription closing; however, the Board of Managers has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Company who represent 66 2/3% of the Company's outstanding Units may determine to extend the term of the Company.

                                 TAX STATUS

      Both the Fund and the Company intend to be treated as partnerships for federal income tax purposes. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Company." Thus, each member in computing its federal income tax liability for a taxable year will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with each taxable year of the member, regardless of whether the member has received any distributions from the Fund. Such Fund items will generally include the Fund's share of corresponding items of the Company. It is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

                                  THE FUND

      The Fund is a newly organized, non-diversified, closed-end management investment which has registered its securities under the Securities Act of 1933 and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund intends to invest its assets primarily in Excelsior Venture Partners III, LLC (the "Company"). The Fund and the Company share substantially the same investment objective and policies. The Company provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Fund. Pending investment in the Company, the Fund will invest its assets in U.S. Government securities [having a remaining maturity of one year or less].

      The Fund was organized as a Delaware limited liability company on
June 1, 2000. Pursuant to the Operating Agreement, the business and affairs of the Company are overseen by a four member Board of Managers, three of whom are not "interested persons" of the Company or its affiliates as that term is defined in the Investment Company Act. The Board of Managers is
analogous to a Board of Directors of a corporation. The [             ]
serves as investment adviser to the Fund. The Fund's, the Company's and
[            ] principal offices are located at 114 West 47th Street, New
York, New York 10036, and the telephone number of the Fund is (212) 852-3125.


                     INVESTMENT OBJECTIVE AND POLICIES

GENERAL

      The investment objective of the Fund is to seek long-term capital appreciation. The Fund currently seeks to achieve its investment objective by investing its assets primarily in Excelsior Venture Partners III, LLC, a separate closed-end, non-diversified investment company that has elected to be a business development company under the Investment Company Act.

      The Company requires payment for the purchase of Company Units in two equal installments. Payment of the second installment will be required approximately one year after the initial payment. Pending investment in the Company and payment of the second installment, the Fund will invest in U.S. Government securities [having a remaining maturity of one year or less]. In the event that the Fund receives distributions of securities in kind from the Company, the Fund may, but generally does not, expect to distribute such securities in kind. To the extent that it does not distribute such securities in kind, it will conduct an orderly distribution of such
securities under the direction and discretion of the [              ].
[            ] will seek to maximize the value to the Fund from such
liquidations. Although the Fund will not be required to liquidate such securities within any stated period of time, it will generally effect distributions at any time that it may do so at a price that equals or exceeds the value of the securities at the time that they were received by the Fund from the Company. The Fund will not reinvest in additional Company Units or other equity securities the cash distributions it receives from the Company or the cash proceeds it receives from the disposition of securities distributed to it in kind, but will distribute such cash in accordance with its distribution policies. Pending distribution, cash may be invested in short-term U.S. Government securities.

      The Fund and the Company share substantially the same investment objective and policies. The Company will pursue long-term capital appreciation primarily by investing in private, domestic venture capital companies and other private companies (collectively, "Venture Capital Investments"). Venture Capital Investments are domestic companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. Subject to the limitations of the Investment Company Act, the Company also intends to invest in domestic and international venture capital, buyout and other private equity funds managed by third parties ("Private Funds"), negotiated private investments in public companies ("Private Placements in Public Companies") and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors ("International Venture Capital Investments"). We refer to Venture Capital Investments, Private Placements in Public Companies and International Venture Capital Investments as Direct Investments. Pending investment, for operating purposes and for temporary or emergency purposes, the Company will invest in interest bearing bank accounts, money market mutual funds, U.S. treasury securities and/or certificates of deposit with maturities of less than one year, commercial paper and other short term securities (collectively "Short-Term Investments"). Although the Company's objective is to seek long-term capital appreciation, there is no minimum holding period for the Company's investments and the Company may sell any investment at any time. Current income is not a significant factor in the selection of the Company's investments.

      As a BDC, the Company must invest at least 70% of its initial assets ("qualifying assets") in certain specified investments, including securities of companies that qualify as "eligible portfolio companies" under the Investment Company Act. The Company may not invest in non-qualifying assets if after giving effect to such investment more than 30% of its assets would be invested in non-qualifying assets. The Company does not have a policy as to the minimum percentage of its assets that will be so invested. See "The Company" and "Regulation."

      Venture Capital Investments

      The Company will invest primarily in Venture Capital Investments. The Company may also commit to invest funds in a Venture Capital Investment beyond the initial investment or guarantee the obligations of a Venture Capital Investment. The Company will attempt to reduce the risks inherent in private equity investing by investing in a portfolio of companies involved in different industries and different stages of development, through the utilization of professional management provided by the Investment Adviser in the selection of private equity investments and through the active monitoring of such investments.

      Other Private Equity Investments

      Subject to the limitations of the Investment Company Act, the Company may invest in Private Funds, International Venture Capital Investments and Private Placements in Public Companies (collectively, "Other Private Equity Investments"). The Company generally will not make an investment in Other Private Equity Investments if, immediately after such investment is made, more than 30% of the value of our total investment assets would be invested in such assets. Any Private Fund investments will generally be made in domestic or foreign venture capital, buyout or other private equity funds managed by third parties. The Company does not expect to invest more than 10% of its total assets in any one Other Private Equity Investment. The Investment Adviser will not have a role in the management of Private Funds. Private Funds typically charge a management fee and an incentive fee based upon gains. These fees are in addition to the management fees payable to the Investment Adviser, although the Incentive Carried Interest will not be based on gains from Private Funds.

INVESTMENT STRATEGIES

      The Investment Adviser will evaluate the ability of prospective investments to produce long-term capital appreciation based upon criteria that may be modified from time to time. The criteria that will initially be used by the Investment Adviser in determining whether to make an investment include:

            (i)   the presence or availability of strong management;

            (ii) the existence of a substantial market for the products or services of a potential portfolio company, characterized by favorable growth potential, or a substantial market position in a stable industry;

            (iii) the opportunity for liquidity to eventually be obtained for the proposed investment through an initial public offering or through a sale of the business; and

            (iv) the willingness of a potential portfolio company to permit us and our co-investors, if any, to take a substantial position in the company and have representation on its board of directors or a right to attend board meetings as a nonvoting participant, so as to enable us to influence the strategic direction of the company.

      Although the Company is a non-diversified company as defined in the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one portfolio company or Private Fund. While the Company retains the flexibility to invest in all types of industries, it currently intends to make investments in companies engaged in businesses that are consistent with the general investment philosophy used by U.S. Trust in its investment management advisory business. U.S. Trust follows a long-term investment philosophy based on identifying opportunities with sustainable fundamental values and uses two specific portfolio strategies to guide investment decision-making.

      U.S. Trust's first strategy is one of growth. This strategy seeks to identify industries and companies with the capabilities to provide solutions to or benefit from markets which are growing in response to underlying trends, such as companies' need to enhance productivity through technological innovation or the changing demographics of the U.S. population. U.S. Trust's second strategy is a "transaction value" comparison of a company's real underlying asset value with similar assets changing ownership in market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value.

      The two portfolio strategies discussed above are applied together with several "longer-term investment themes" to help identify specific investment opportunities. U.S. Trust believes that the longer-term themes described below represent strong and inexorable trends and that the beneficiaries of these trends will be rewarded in the long-term.

      o Communication and Information -- companies benefiting from the technological and international transformation of the communications and information industries, particularly the convergence of information, communication and entertainment.

      o Productivity Enhancers -- companies benefiting from their roles as innovators, developers and/or suppliers of goods and services which enhance service and manufacturing productivity or companies that are most effective at obtaining and applying productivity enhancements.

      o Infrastructure Development -- companies benefiting from the development and expansion of global infrastructure expenditure.

      o Early Life Cycle -- companies in an earlier stage of development looking to exploit new market opportunities.

      o Demographics/Rising Living Standards -- companies concerned with the quality characteristics, lifestyles and changing demographic profiles of individuals, families and companies.

      o Globalization Forces -- companies benefiting from their position as effective and strong competitors on a global basis.

      o Business and Industrial Restructuring -- companies benefiting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

INVESTMENT PRACTICES

      Borrowing. The Fund does not intent to borrow funds to make investments in the Company. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies, to maintain various regulatory qualifications or to pay contingencies and expenses. If the Company borrows funds (other than through a private loan), distributions to Unitholders, including the Fund, or the repurchase of the Company's Units generally is prohibited under the Investment Company Act unless the ratio of total assets (less liabilities and indebtedness not subject to this test) to the amount of all such borrowings is at least 200% at the time of and after giving effect to the distribution or repurchase. This would affect the Fund's ability to make distributions to its shareholders. In general, the Company does not intend to borrow for investment purposes other than for the purpose of making additional investments in existing portfolio companies and will not borrow to pay the management fee payable to the Investment Adviser. See "Regulation."

      The use of leverage even on a short-term basis will have the effect of magnifying increases or decreases in the Company's net asset value. Also, as a condition to lending, lenders may place restrictions on the Company, which may include reserve requirements or operating restrictions, and may limit the Company's ability to make distributions. There can be no assurance that the Company will borrow when considered desirable. The Company may not be able to arrange debt financing on terms acceptable to the Investment Adviser and the Company's Board of Managers, or the Investment Adviser and the Company's Board of Managers may believe borrowings are not in the Company's best interest. If the Company were unable to obtain debt financing, the Company might be required to sell a portfolio investment at an inopportune time, or to forego the purchase of an attractive investment. In either case, the value of the Company's investment portfolio and the Units of the Fund could be adversely affected. See "Risk Factors -- Borrowing."

      Other Investment Policies. The Company will not sell securities short or on margin. Except for hedging purposes, the Company will not write puts or calls or purchase or sell commodities or commodity contracts. The Company will not underwrite the issuance of securities of other companies. Realized and unrealized gains and losses on hedging instruments used to hedge Direct Investments will be treated as realized or unrealized gains or losses on such Direct Investments for purposes of the Company's allocation and distribution policies.

      The Company will not lend its assets to any person or individual, except through the purchase of bonds or other debt obligations customarily sold to institutional investors. However, the Company may, subject to limitations of the Investment Company Act, lend portfolio securities if collateral values are continuously maintained at no less than 100% by "marking to market" daily. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under the Company's investment objective and policies and by regulatory agencies and approved by the Board of Managers of the Company. While a loan of portfolio securities is outstanding, the Company will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

      The Company will not invest in real estate or oil, gas or other mineral leases, either directly or indirectly (including limited partnership interests of entities which invest in real property or interests in oil, gas or minerals), although the Company may invest in other entities whose business involves the holding or acquisition of real estate or the holding or making of such leases.

      The Company's objective and its policies (other than its status as a BDC) are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Board of Managers without member approval.

      The Fund has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed unless authorized by a Unitholder vote. Except for such restrictions, the investment objective and policies of the Fund may be changed by the Managers of the Fund without obtaining the approval of Fund Unitholders.

                                RISK FACTORS

      The Units offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Fund and the Company and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management -- Potential Conflicts of Interest."

RISKS RELATED TO THE FUND AND THE COMPANY

      Lack of Operating History

      While the key personnel of the Investment Adviser and its affiliates have considerable experience in venture capital and private equity investing, including experience with Fund I and Fund II, the Fund and the Company have recently been formed and have no operating history of their own upon which an investor may base an evaluation of the likely performance of the Fund and the Company.

      Minimum Proceeds; Portfolio Diversification

      The Company will begin operations upon the sale of a minimum of [
   ] Units or minimum capital commitments of $[ ]. To the extent that the Company makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of issuers. If the Company sells only the minimum number of Units, it will have less assets to invest and will likely acquire fewer investments than it would if it sold more Units. This would increase the Fund's and the Company's volatility and risk.

      Reliance on the Investment Adviser

      The investment decisions of the Company will be made exclusively by the Investment Adviser. Investors will have no right or power to take part in the management of the Fund and the Company and will not receive the detailed financial information made available by issuers to the Investment Adviser in connection with the review of possible purchases for the Company's portfolio. Accordingly, investors must be willing to entrust all management aspects of the Fund and the Company to the Investment Adviser.

      Regulation

      The Company in which the Fund invests has elected to be treated as a BDC under the Investment Company Act. The applicable provisions of the Investment Company Act impose numerous restrictions on the activities of the Company, including restrictions on the nature of its investments, its use of leverage and its issuance of securities, options, warrants or rights. Among the restrictions is the requirement that a majority of the Company's Board of Managers be individuals who are not "interested persons" within the meaning of the Investment Company Act and that the Company must generally invest at least 70% of its assets in securities of companies that meet the requirements for "eligible portfolio companies" under the Investment Company Act. In addition, a BDC must make significant managerial assistance available to a significant number of the companies whose securities it purchases. The Investment Adviser believes that the constraints applicable to BDCs are consistent with the objectives of the Company. However, such constraints could prohibit the Company from investing in some potentially attractive situations that might otherwise be available. At the same time, the Company's election to be treated as a business development company exempts it from certain provisions of the Investment Company Act. As a result, the Company operates differently than a registered investment company and is subject to different and greater risks as compared to a registered investment company.

      There are relatively few judicial decisions under and administrative interpretations of the portions of the Investment Company Act applicable to the Company, and there can be no assurance that such provisions will be interpreted or administratively implemented in a manner consistent with the Fund's and the Company's objectives and intended manner of operation. In the event that the Company's Board of Managers determines that it cannot operate effectively as a BDC, the Board of Managers may at some future date decide to withdraw the Company's election to be treated as a BDC and transform it into a registered investment company or an operating company not subject to regulation under the Investment Company Act , or cause the Company to be liquidated. The Company could not operate as an operating company unregulated under the Investment Company Act consistent with its current investment policies. Should the Company's Board of Managers seek to withdraw the Company's election as a BDC, it must obtain the approval of members who represent a majority of the Company's outstanding Units. See "Regulation."

      Transactions with Affiliates; Potential Conflicts of Interest

      The Investment Company Act restricts transactions between the Company and any "affiliated person" (as defined in the Investment Company Act) including, among others, the Company's officers, members of its Board of Managers, principal Unitholders, employees, the Investment Adviser, and any other affiliates of the Company. In many cases, the Investment Company Act prohibits transactions between the Company and such persons unless the Company first applies for and obtains an exemptive order from the Commission. Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of the Federal Reserve Act impose restrictions on certain types of transactions ("covered transactions") between a member bank and its affiliates, as defined in those provisions. Similar provisions apply to the Fund.

      Prior to commencement of operations, the Fund's and the Company's Board of Managers will implement written procedures approved by a majority of their disinterested members that are designed to regulate investment activity by affiliates in conflict with or in conjunction with the Fund's and the Company's activities, including adopting a code of ethics containing provisions designed to prevent employees from engaging in acts prohibited by Rule 17j-1 under the Investment Company Act. However, circumstances could develop which would require Commission approval in advance of proposed transactions by the Company or its affiliates with portfolio companies or their affiliates. Depending upon the extent of the Investment Adviser's influence and control with respect to such portfolio companies, the selection of any affiliates of the Investment Adviser to perform various services for portfolio companies may not be a disinterested decision and the terms and conditions for the performance of such services and the amount and terms of compensation to be received therefor may not be determined in arms-length negotiations, although the terms and conditions of any such selection are expected to be consistent with those which would be offered in good faith to an unaffiliated third party retained to provide such services. The Company will not enter into any affiliated transactions unless it believes that they are fair to the Company and not the result of over-reaching by any person. The selection of the Investment Adviser or any of its affiliates to perform services for a portfolio company must be approved by a majority of the disinterested members of the Company's Board of Managers and the independent and disinterested directors of the portfolio company.

      In addition, officers, employees and members of the Board of Managers of the Company or officers, employees, directors, partners or members of its affiliates, including the Investment Adviser and the Manager, may serve as directors of or as consultants to certain portfolio companies and, in connection therewith, may earn consulting fees, finder's fees and other fees and commissions, which may be paid in the form of cash, securities or other forms of consideration. While the Investment Adviser is obligated to use its best efforts to provide the Company with a continuing and suitable investment program consistent with its investment objective and policies, the Investment Adviser is not required to present to the Company any particular investment opportunity that falls within the investment objective and policies of the Company except as set forth in the procedures adopted by the Company's Board of Managers. Such procedures provide that the Investment Adviser must endeavor to offer to the Company on an equitable basis investment opportunities that would be suitable for both the Company and other similar private equity funds for which the Investment Adviser or any of its subsidiaries provide discretionary investment advisory services. The Company's portfolio companies may also enter into certain financial arrangements with the Company and/or its affiliates subject to appropriate regulatory guidelines or approvals as required. The Company may seek an exemption order from the Commission relieving the Company, subject to certain terms and conditions, from certain provisions of the Investment Company Act to permit co-investments by the Company with certain affiliates of the Company or the Investment Adviser, including certain companies or funds that may be set up in the future. Such co-investments will be in specified amounts and on terms and conditions that are the same in all material respects, subject to the availability of capital for investment on the part of the Company and each such affiliate and certain other considerations. There can be no assurance that the Commission will grant such an order or that such affiliates will have capital available to co-invest with the Company. See "Regulation." The Investment Adviser and its affiliates will not enter into any such arrangement with a portfolio company unless such arrangement has been approved by a majority of the disinterested members of the Board of Managers of the Company and by the independent directors of the portfolio company who also have no interest in the arrangement. Because of their potentially varying investment objectives or other factors, conflicts could arise between the Company and its affiliates relating to such co-investments, which can only be resolved through the exercise by the Investment Adviser of such judgment as is consistent with its fiduciary duties to the Company. Even with the proper exercise of such judgment, however, there can be no assurance that potential conflicts will be resolved in a manner favorable to the Company. The Company will not have independent management or employees and will rely upon the Investment Adviser, and its affiliates for management and administration of the Company and its assets. Conflicts of interest may arise in allocating investment opportunities, management time, services or functions between the Company and other entities for which the Investment Adviser and its affiliates may provide similar services. The Company's Board of Managers will supervise the activities of the Investment Adviser. See "Management -- Potential Conflicts of Interest."

      Unspecified Use of Proceeds

      Inasmuch as the Company has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser to identify and make portfolio investments consistent with the Company's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."

      FEDERAL INCOME TAXATION

      Tax Status. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. The Company will receive a similar opinion. No ruling has been or will be sought from the IRS regarding the status of the Fund or the Company as a partnership. An opinion of counsel is not binding on the IRS or any court.

      A limited liability company (such as the Fund or the Company) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. If the Fund or the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Fund and/or the Company (as the case may be) would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund and/or the Company would not be passed through to the members, and all distributions by the Fund and/or the Company to its members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations - Tax Status of the Fund and the Company."

      Taxation of Members on Fund Profits and Losses. The Fund and the Company, if treated as partnerships for tax purposes as discussed above, will not themselves be subject to federal income tax. Rather, each member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with such taxable year of the member, regardless of whether the member has received any distributions from the Fund. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

      General. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors must consult their own tax advisers with specific reference to their own tax situations prior to investing in the Fund. No assurance can be given that the current federal income tax treatment applicable to an investment in the Fund will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors must also consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

      The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Fund. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in theFund, see "Certain Federal Income Tax Considerations."

      Liability of Investors

      Except as described below, you will not be liable for any obligations of the Fund in excess of your capital, plus your share of undistributed profits. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. The Fund has no intention of making such distributions. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.

      No Public or Other Market for Units

      No person may become a substitute member without the written consent of the Fund, which may withhold its consent for any reason in its sole and absolute discretion. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with the transfer to a family trust or another entity that does not result in a change in beneficial ownership. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any eligibility and suitability standards and must be accompanied by properly completed transfer documents.

      Any transferee that acquires Units by operation of law as a result of death, bankruptcy, insolvency or dissolution of the member or otherwise shall be entitled to the allocations and distributions, if any, with respect to the Units so acquired and to transfer those Units subject to the restrictions of the Operating Agreement, but shall not be entitled to the other rights of a member unless and until that transferee becomes a substituted member as provided in the Operating Agreement. If a member transfers Units with the approval of the Fund under the policies established by the Fund, the Fund shall promptly take all necessary actions so that each transferee or successor to whom those Units is transferred is admitted to the Fund as a member. Each member and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.

      By subscribing for Units, each member will agree to indemnify and
hold harmless the Fund, the Company, [          ], each other
member and any successor or assign of any of the foregoing, against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of these provisions or any misrepresentation made by that member in connection with any such transfer. A similar indemnification is required to be made by a permitted transferee.

      Distributions In Kind. The Fund may determine to make distributions of securities or other property in kind. To the extent that the Fund does so, you will incur additional expenses when you determine to dispose of such securities or other assets. In addition, the determination of whether and when to dispose of such securities or other assets will be your responsibility. Such securities or other property may be worth more or less when you dispose of them than their value at the time of distribution. Although the Fund generally intends to distribute securities prior to liquidation only if such securities are traded in an active secondary market without registration, such securities may be subject to a minimum holding period or other limitations on resale.

GENERAL RISKS OF INVESTMENTS

      Risk of Private Equity Investments

      While the Company will be a non-diversified company as defined by the Investment Company Act, it does not expect to invest more than 10% of its total assets in any one portfolio company. The Company's investments in Private Funds serve to further diversify its holdings. Since the Company's assets may be concentrated in relatively few investments, substantial declines in the values of its investments could have a material adverse effect on the net asset value of the Company. Although private equity investments offer the opportunity for significant capital gains, such investments involve a high degree of business and financial risk that can result in substantial losses. Among these are the risks associated with investment in companies in an early stage of development or with little or no operating history, companies operating at a loss or with substantial variation in operating results from period to period, companies with the need for substantial additional capital to support expansion or to maintain a competitive position, or companies with significant financial leverage. Such companies may also face intense competition from others including those with greater financial resources, more extensive development, manufacturing, distribution or other attributes, over which the Company will have no control. The Company anticipates that it may also make investments in high-technology companies that may face risks of product obsolescence.

      Illiquidity of Private Equity Investments

      Because of the competition for investments that meet the requirements for "qualifying assets," the Company anticipates that it may take up to four years before it is fully invested or committed to invest in portfolio companies. Private equity investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of private equity investments will be made until the later years of the Company's term.

      The Company's private equity investments will consist primarily of securities that are subject to restrictions on sale by the Company because they were acquired from the issuer in "private placement" transactions or because the Company is deemed to be an affiliate of the issuer. Generally, the Company cannot sell these securities publicly without the expense and time required to register the securities under the Securities Act or sell the securities under Rule 144 or other rules under the Securities Act which permit only limited sales under specified conditions. When restricted securities are sold to the public, the Company may be deemed an "underwriter" or possibly a controlling person under the Securities Act and be subject to liability as such under the Securities Act.

      In addition, contractual or practical limitations may inhibit the Company's ability to sell, distribute or liquidate its investments in portfolio companies because the issuers are privately held, because the Company owns a relatively large percentage of the issuer's outstanding securities, or because joint venture associates, other investors, financial institutions or management are relying on the Company's continued investment. Sales may also be limited by financial market conditions, which may be unfavorable for sales of securities of particular issuers or issuers in particular markets. The above limitations on liquidity of the Company's portfolio investments could prevent a successful sale and result in the delay of any sale or reduction in the amount of proceeds that might otherwise be realized. Although the Company will reflect these restrictive factors in the valuation of its investments, no assurance can be given that the estimated values will represent the return that might ultimately be realized by the Company from the investment. See "Valuation of Portfolio Securities."

      Need for Follow-On Investments

      Following its initial investments in portfolio companies, the Company anticipates that it may be called upon to provide additional funds to portfolio companies or have the opportunity to increase investments in successful operations. Although the Company may borrow to make follow-on investments, there is no assurance that the Company will make follow-on investments or that the Company will have sufficient funds to make such investments. Any decision by the Company not to make follow-on investments or its inability to make them may have a substantial impact on portfolio companies in need of such an investment or may result in a missed opportunity for the Company to increase its participation in a successful operation.

      Competition for Investments

      The Company expects to encounter competition from other entities having similar investment objectives. Historically, the primary competition for venture capital, buyout and other private equity investments has been from venture capital, buyout and private equity partnerships and corporations, private equity affiliates of large industrial and financial companies, small business investment companies and wealthy individuals. The Company will frequently be a co-investor with other professional venture capital, private equity or leveraged buyout groups including several in which the Company may be an investor. These relationships with other groups should expand the Company's access to investment opportunities.

      In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemption order from the Commission could be time consuming and costly and there can be no assurance that such approval would be obtained.

      Borrowing

      The Fund does not intend to borrow to invest in the Company, and the Company does not intend to borrow funds for investment purposes. However, the Company may borrow funds to facilitate the making of follow-on investments, to maintain various regulatory qualifications or to pay contingencies and expenses. The Company will not borrow to pay the advisory fee payable to the Investment Adviser. The Company is permitted under the Investment Company Act to borrow funds if, immediately after the borrowing, it will have an asset coverage (as defined in the Investment Company Act) of at least 200%. The amount and nature of any borrowings will depend upon a number of factors over which neither the Board of Managers nor the Investment Adviser has control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of the members. Subject to the foregoing, the Company may borrow funds in an amount up to 25% of the value of its assets. See "Investment Objective and Policies -- Borrowing."

      Although the Company does not intend to borrow funds to make initial investments, the use of leverage even on a short-term basis could have the effect of magnifying increases or decreases in the Company's net asset value. The Company also expects that, as a condition to lending, lenders may place restrictions on the Company, which may include reserve requirements or operating restrictions, and may limit the ability of the Company to make distributions to members. There can be no assurance that debt financing will be available on terms that the Manager considers to be acceptable and in the best interests of the Company. If borrowing is unavailable, the Company may be required to make an untimely disposition of an investment.

      Lack of Diversification

      The Company intends to operate as a non-diversified investment company within the meaning of the Investment Company Act and, therefore, the Company's investments may not be substantially diversified. In any event, the Company will not be able to achieve the same level of diversification as much larger entities engaged in similar activities. The Company's assets may be subject to greater risk of loss than if they were more widely diversified, inasmuch as the failure of one or more of a limited number of investments could have a greater adverse effect on the Company than the failure of one of a large number of investments. The net asset value of a non-diversified company may be more volatile than in the case of a diversified company. See "Investment Objective and Policies."

                                THE OFFERING

      The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund (the "Units"). The Fund is offering up to [ ] Units at a price per Unit of $1,000 through __________, as principal distributor. The minimum subscription is $25,000. We have the right to waive the minimum at our discretion. There are no sales charges or other commissions payable by the investor to the Fund or the Distributor in connection with the purchase of the Units. Units may be sold by the Distributor to investors through financial intermediaries acting as broker or agent for their customers. The Fund will pay the Distributor $_____ per Unit distributed through the
Distributor. [                 ] or an affiliate, out of its own assets and
not the assets of the Fund may compensate Selling Agents who sell Units of the Fund. If subscriptions for a minimum of [ ] Units have not been received by the Termination Date, the offering will terminate and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. See "Risk Factors -- Minimum Proceeds and Portfolio Diversification."

      Each investor will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement, which will form a binding contract of the investor. The Subscription Agreement must be accompanied by a money transfer or check payable to the order of ___________________ in the amount of $1,000 for each Unit subscribed for, representing the capital contribution per Unit.

      Funds paid by subscribers will be deposited in an interest-bearing bank escrow account with _______________________ pending each closing. In the event the Fund rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her initial subscription closing date, ________________________ will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

      We expect that a first subscription closing will be held on or about the fifth business day after receipt of subscriptions for at least $[ ]. The Fund may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. In the event that the Fund receives subscriptions for more than $[ ] by the Termination Date, the Fund may, if approved by the
Board of Managers and [                    ], increase the offering,
provided that in no event will the Fund accept subscriptions totaling more than $[ ]. Within five days after each closing, __________________________ will mail to each subscriber checks in the respective amounts of interest earned by funds held in escrow. If the minimum of [ ] Units are sold, any charges or expenses associated with the escrow account will be paid by
[                ].

                              USE OF PROCEEDS

      The net proceeds to the Fund from this offering will be $[ ] if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately $[_________].

      The Fund intends to invest substantially all of the proceeds in Excelsior Venture Partners III, LLC (the "Company"). The Fund and the Company share substantially the same investment objective and policies. Pending investment, for operating purposes and for temporary or emergency purposes, the Fund will invest in U.S. Government securities.

      It is anticipated that there will be a significant period of time (up to four years) before the Company becomes fully invested. Although the Company intends to invest or commit to invest at least 50% of the proceeds from this offering in Venture Capital Investments within approximately two years after the receipt of such proceeds, a delay is common for BDCs because of the competition for investments in entities that meet the requirements for "qualifying assets" under the Investment Company Act. Further, investments in Venture Capital Investments and other Direct Investments may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Venture Capital Investments and other Direct Investments will be made until the later years of the existence of the Company. See "Risk Factors."

                                 MANAGEMENT

INVESTMENT ADVISER; COMPENSATION

      [           ], will serve as the Investment Adviser of the Fund.
Investment Adviser. Excelsior Venture Management LLC, a newly formed limited liability company that is an affiliate of United States Trust Company of New York and U.S. Trust Company, will serve as the Investment Adviser of the Company pursuant to an investment advisory agreement with the Company. Affiliates of the Investment Adviser have been the Investment Adviser to Fund I and Fund II, each a registered BDC, since September 1994 and March 1997, respectively. The investment personnel of the Investment Adviser consist of the same persons that perform the investment management functions for Fund I and Fund II.

      The Investment Adviser is a recently organized limited liability company that was created to provide investment management and administrative services to the Company and to other investment funds that may be established in the future. U.S. Trust Company and its parent company, U.S. Trust Corporation, are members of the Investment Adviser. Certain employees and officers of U.S. Trust Company and its affiliates are also members of the Investment Adviser and are allocated a portion of the Investment Adviser's net profits relating to the Incentive Carried
Interest. U.S. Trust Company is an FDIC insured, Connecticut chartered state bank and trust company and is a subsidiary of U.S. Trust Corporation.
On December 31, 1999, U.S. Trust's Asset Management Group, which includes United States Trust Company of New York and other affiliates of U.S. Trust Corporation, had approximately $86 billion in assets under management. The principal business address of the Investment Adviser is [114 West 47th Street, New York, NY 10036].

      Under the supervision of the Company's Board of Managers, the Investment Adviser is responsible for finding, evaluating, structuring and monitoring the Company's investments and for providing or arranging for management and administrative services for the Company. The investment professionals in charge of the day-to-day management of the Company have extensive experience in venture capital and private equity investing. See "Managers, Officers and Investment Professionals" below.

PROPOSED MERGER

      On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). Through its principal subsidiary, Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case, as measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephone online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment Advisers served by Schwab's institutional investor segment. After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is anticipated to close by July 2000; however, it is subject to a number of conditions. Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a director and significant shareholder of Schwab.

      Management Fees. The Fund will pay the Investment Adviser an investment advisory fee equal to ____% of the Fund's net assets invested in U.S. Government securities. The Fund will not pay the Investment Adviser an advisory fee on assets invested in the Company. The Company will pay the Investment Adviser, on a quarterly basis, an advisory fee equal to 2.00% of net assets through the fifth anniversary of the Company's first closing date and 1.00% of net assets thereafter. The management fee is payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive the Advisory Fee during the subscription period, which will end on the final subscription date. See "The Fund" and "Regulation."

       Investment Advisory Agreement. The Fund will enter into an investment advisory agreement with the Investment Adviser. The Investment Advisory Agreement provides that the Investment Adviser shall, subject to the supervision of the Fund's Board of Managers, identify, evaluate, structure, monitor and dispose of the Fund's investments, and is required to provide, or arrange suitable third parties to provide, any and all management and administrative services reasonably necessary for the operation of the Fund and the conduct of its business. Such management and administrative services include, without limitation: providing the Fund with office space, equipment, facilities, supplies and clerical services; keeping and maintaining the books and records of the Fund, administering capital accounts and handling communications and correspondence with members, preparing accounting, management and other reports; and providing such other managerial and administrative services as may be reasonably requested by the Fund.

      Under the Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including, but not limited to, fees of the Board of Managers; fees of the Investment Adviser; expenses of registering the Fund's Units under federal and state securities laws; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the transfer agent; expenses of printing and mailing Units certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; commission and state blue sky registration fees; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; and the Company's other business and operating expenses.

      The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence in the performance by the Investment Adviser of its duties thereunder or the reckless disregard of its obligations and duties under the Investment Advisory Agreement.

      The Investment Advisory Agreement provides that it shall continue in effect for two years and that, after the initial period of effectiveness, it will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Fund who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Fund; or (ii) the vote of a majority of the full Board of Managers of the Fund. The Investment Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Fund, on 60 days' written notice to the Investment Adviser; or (ii) the Investment Adviser, on 90 days' written notice to the Fund. The Investment Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the Investment Company Act).

      The Company has entered into a substantially similar investment advisory agreement with the Company.

INVESTMENT OPERATIONS

      The Investment Adviser will initiate, screen and monitor the Company's investments.

      Venture Capital Investments will typically be structured in negotiated, private transactions directly with the issuer. The Company's investments will generally consist of non-publicly traded equity and equity-like securities, including common stock, preferred stock, limited partnership interests, limited liability company interests, warrants and convertible debentures, subject to certain regulatory and other restrictions. In connection with most Company investments, the Company will work with the portfolio company to develop and implement the portfolio company's long-term financial strategy and to enhance its value.

      The Investment Committee of the Investment Adviser, which consists of senior investment professionals of the Investment Adviser, will make the final investment decisions regarding any investment proposal made by the Investment Adviser.

      Deal Origination. Investment proposals may come to the attention of the Investment Adviser from many sources including unsolicited proposals from the public, personal contacts of the Investment Adviser or its affiliates, other private equity investors and referrals from investment banks, commercial banks, lawyers, accountants and other members of the financial community, including U.S. Trust personnel. The Investment Adviser believes that investment opportunities may also come from several venture capital and private equity funds of which it or any of its affiliates may be an investor. Under certain circumstances, such opportunities may require prior exemptive relief from the Commission. See "Risk Factors -- Transactions with Affiliates; Potential Conflicts of Interest" and "Regulation."

      Evaluation of Investment Opportunities. Prior to committing funds to an investment opportunity, a disciplined investment process is undertaken which includes a legal, financial, tax, industry and company due diligence investigation by the Investment Adviser to assess the prospects and risks of the potential investment. The experience and expertise of the officers of the Investment Adviser will be essential in evaluating products, markets, industry trends, financial requirements, competition and the management team associated with a prospective investment. Each investment opportunity will need to be approved by the Investment Committee of the Investment Adviser.

      Structuring of Investments. The terms and conditions of the investments acquired will result from negotiations directly with the portfolio company or an affiliate thereof. The Investment Adviser will be responsible for conducting such negotiations on behalf of the Company and will seek to structure the terms of the investment to provide for the capital needs and success of the issuer and at the same time to maximize the Company's opportunity for long-term capital appreciation. An important factor in successful private equity investing is proper structuring of the transaction in terms of such matters as price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the issuer's business and liquidity.

      Management Assistance and Monitoring of Investments. Successful business development investing requires active monitoring and participation and influence on major financial decisions. Representatives of the Company or the Investment Adviser and/or its affiliates will frequently serve as members of the board of directors or advisory boards of portfolio companies or will have visitation rights to those companies. Board representation, as well as a close working relationship with the operating management, should enable the Company to exercise influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and developing a public market for the securities of the portfolio companies. The close tracking of internal financial statements and progress reports, as well as an active working relationship with management, form the basis of effective portfolio monitoring and risk management.

      Liquidation of Investments. In order to realize the benefits of capital appreciation, private equity investments must be liquidated. The method and timing of the liquidation of investments are critical elements to maximizing portfolio return. The Company expects to liquidate its investments through a variety of transactions, including mergers, negotiated sales of portfolio companies, sales in registered public offerings, sales in the public markets of registered securities and recapitalizations. In structuring the investments, the Investment Adviser will endeavor to reach such understanding with the portfolio company or its affiliates as may be appropriate as to the method and timing of liquidation of the Company's investments and will usually seek to obtain registration rights at the expense of the issuer and reporting compliance for eligible companies under Rule 144 under the Securities Act of 1933. Timing of divestiture or liquidation depends on the performance of the portfolio company, the ability of the portfolio company to refinance its outstanding securities and other financial market opportunities. See "Risk Factors -- Liquidity of Private Equity Investments." The Company will bear the costs of liquidating investments to the extent that such expenses are not paid by the issuer. The Company may as an alternative to liquidating certain investments distribute such investments in kind. Prior to liquidation of the Company, the Company intends to distribute in kind only securities that may be resold without registration under the Securities Act and for which an active trading market exists. Such distributions may have benefits for investors, including greater control over the timing of recognition of capital gains for income tax purposes. Distributions in kind also involve certain expenses and risks. See "Risk Factors--Distributions of Securities In Kind."

BACKGROUND

      THE FOLLOWING LIST INCLUDES ALL THE PRIVATE COMPANIES AND PRIVATE FUNDS IN WHICH FUND I AND FUND II HAVE INVESTED AS OF JANUARY 31, 2000 AND AS REPORTED IN THEIR RESPECTIVE ANNUAL REPORTS AS FILED WITH THE COMMISSION. UNREALIZED GAIN (LOSS) AND TOTAL VALUE REFLECT THE VALUES ASSIGNED FOR PURPOSES OF DETERMINING THE NET ASSET VALUES OF FUND I AND FUND II. THE VALUES OF SECURITIES FOR WHICH NO ACTIVE TRADING MARKET EXISTS OR WHICH ARE SUBJECT TO MATERIAL RESTRICTIONS ON RESALE REFLECT FAIR VALUE AS DETERMINED PURSUANT TO SUCH FUND'S VALUATION POLICIES. ALL OR SUBSTANTIALLY ALL OF THE INVESTMENTS LISTED BELOW ARE VALUED AT FAIR VALUE. UNREALIZED GAIN/(LOSS) AND TOTAL VALUE REFLECT THE VALUES ASSIGNED FOR PURPOSES OF DETERMINING THE NET ASSET VALUES OF FUND I AND FUND II. THE VALUES OF SECURITIES FOR WHICH NO ACTIVE TRADING MARKET EXISTS OR WHICH ARE SUBJECT TO MATERIAL RESTRICTIONS ON RESALE REFLECT FAIR VALUE AS DETERMINED PURSUANT TO SUCH FUND'S VALUATION POLICIES. ALL OR SUBSTANTIALLY ALL OF THE INVESTMENTS LISTED BELOW ARE VALUED AT FAIR VALUE. THE LIST IS INTENDED TO ILLUSTRATE THE TYPES OF INVESTMENTS WITH WHICH THE INVESTMENT ADVISER'S INVESTMENT PROFESSIONALS HAVE EXPERIENCE.



           U.S. TRUST PRIVATE EQUITY INVESTMENTS (AS OF 4/30/00)

                                 Average Holding          Cost      Realized     Unrealized    Total
                                 Period (Years)          Basis     Gain/(Loss)   Gain/(Loss)   Value
DIRECT INVESTMENTS
Abtox, Inc.                           3.0          $ 2,800,001    $ (2,800,001)   $        -   $       -
Accrue Software, Inc. (NeoVisTa)*     2.2            1,031,877          10,336       896,497   1,938,710
Advantage Schools, Inc.               1.5            4,606,551               -     6,264,725  10,871,276
Best Friends Pet Care, Inc.           3.0            3,525,000               -             -   3,525,000
Captura Software, Inc.                1.1            4,799,998               -     3,078,260   7,878,258
Cardiopulmonary Corporation           3.3            2,150,000      (2,150,000)            -           -
Classroom Connect, Inc.               1.4            7,999,951               -     1,819,965   9,819,915
Commsite International, Inc.          2.6            2,718,750          78,309             -   2,797,059
Constellar Corporation                2.0            6,999,995               -             -   6,999,995
Corsair Communications                2.7            3,000,003       1,820,397             -   4,820,399
Curon Medical, Inc.                   0.7            6,124,144               -             -   6,124,144
ePod Corporation                      0.4            1,000,000               -             -   1,000,000
firstsource Corporation               0.2           10,000,000               -             -  10,000,000
Killerbiz, Inc.                       0.4              500,000               -             -     500,000
LifeMinders.com, Inc.*                0.9           11,499,997               -   177,612,275 189,112,272
LogicVision, Inc.                     2.4            1,549,499               -       106,208   1,655,707
Managemark, Inc.                      0.8            5,000,002               -             -   5,000,002
MarketFirst Software, Inc.            0.6            4,999,543               -             -   4,999,543
MySeasons.com, Inc.                   0.2            2,000,100               -             -   2,000,100
P2 Holdings Corp./Plynex              1.3            2,750,000               -    (2,750,000)          -
PowerSmart, Inc.                      2.1            9,237,500               -     4,851,261  14,088,761
Protogene Laboratories, Inc.          0.3            5,680,000               -             -   5,680,000
QuickLogic Corporation*               3.0            3,000,000       4,835,896     2,581,536  10,417,432
ReleaseNow.com, Inc.                  1.7            6,810,039               -     2,646,106   9,456,145
Rental Service Corp.                  1.4              985,000       2,086,479             -   3,071,479
Signius Corporation                   3.1            3,418,146      (3,414,128)            -       4,018
Softcom Microsystems, Inc.            1.0            4,178,649       9,998,176     1,243,640  15,420,465
Survivalink Corporation               1.6            7,584,999               -             -   7,584,999
The Party Experience, Inc.            1.4            2,055,206               -    (2,055,206)          -
WNP Communications, Inc.              0.9            5,877,855      13,338,276             -  19,216,131
Zeus Wireless, Inc.                   0.4            5,000,001               -             -   5,000,001

DIRECT INVESTMENT TOTALS              1.4         $138,882,805    $ 23,803,739  $196,295,266$358,981,811

                                             Capital          Cost      Realized     Unrealized    Total
                                            Committed      Basis**     Gain/(Loss)   Gain/(Loss)   Value
FUND INVESTMENTS
Advanced Technology Ventures V, LP          3,000,000    $ 2,175,000   $        -   $  1,201,941 $ 3,376,941
Brand Equity Ventures, LP                   2,500,000      1,980,263      636,454      1,150,395   3,767,112
Brentwood Associates III, LP                5,000,000      1,803,830            -        (49,585)  1,754,245
Broadview Capital Partners, LP              5,000,000      1,500,000            -       (113,197)  1,386,803
Commonwealth Capital Ventures II, LP        4,000,000      2,700,000            -      1,068,762   3,768,762
Communications Ventures III, LP             5,000,000      4,625,000            -      9,383,734  14,008,734
Friedman, Fleischer & Lowe, LP              5,000,000        913,976            -       (137,186)    776,790
Mayfield Fund X, LP                         5,000,000      3,500,000            -      1,977,508   5,477,508
Mid-Atlantic Venture Fund III, LP           5,000,000      4,000,000            -      3,344,556   7,344,556
Morgenthaler Venture Partners V, LP         8,000,000      5,200,000            -      1,467,609   6,667,609
Quad-C Partners V, LP                       5,000,000      2,609,983            -         18,789   2,628,772
Sevin Rosen Fund VI, LP                     2,500,000      1,950,000            -      1,919,900   3,869,900
Trinity Ventures VI, LP                     3,000,000      2,306,250            -      2,824,790   5,131,040
Allegra Capital Partners III, LP            2,000,000      2,000,000            -      2,634,526   4,634,526
Brentwood Associates II, LP                 2,000,000      1,952,415      158,388        261,562   2,372,365
Bruckmann, Rosser, Sherrill, LP             2,000,000      1,848,157      152,242        234,351   2,234,750
Morgenthaler Ventures IV, LP                2,000,000      1,746,595    1,061,171      1,755,297   4,563,063
Sevin Rosen Fund V, LP                      2,000,000      1,868,748    1,654,983        941,682   4,465,413
Vanguard V Venture Partner, LP              2,000,000      1,888,181    1,439,755      3,079,170   6,407,106

FUND INVESTMENT TOTALS                   $ 70,000,000    $46,568,397  $ 5,102,993   $ 32,964,605 $ 84,635,994

PORFOLIO TOTALS                                         $185,451,203   28,906,732   $229,259,871 $443,617,805

*No illiquidity discount has been assigned to the Fund's position.
**Fund Investment Cost Basis includes adjustments made for realized LP distributions.


INVESTMENTS LIQUIDATED (AS OF APRIL 30, 2000)

      Softcom Microsystems, Inc., Fremont, CA ("Softcom")
      Initial Investment Date:      August 1998
      Total Investment:             $4.2 million
      Total Proceeds:*              $15.4 million

      Softcom designs, develops and markets data acceleration products used in high-speed communications networks. Softcom's single-chip network accelerator solutions and integrated subsystems provide processing capabilities which help alleviate the "data bottleneck" at the point where baseband Local Area Network traffic moves on to a high-speed broadband Internet backbone. Softcom was sold in August 1999 to Intel.

      *10% of proceeds remain unrealized due to escrow holdback as part of the Intel acquisition

      WNP Communications, Inc., Reston, VA ("WNP")
      Initial Investment Date:      January 1998
      Total Investment:             $5.9 million
      Total Proceeds:               $19.2 million

      WNP acquired broadband spectrum covering 30 of the top 50 markets in the United States in the Local Multipoint Distribution Services ("LMDS") auction conducted by the FCC in 1998. Subsequently, the company was acquired in May 1999 by NextLink, a publicly traded wireless communication services provider, for cash and stock.

PUBLIC COMPANIES (AS OF APRIL 30, 2000)

      LifeMinders.com, Inc., Herndon, VA ("LifeMinders.com")
      Initial Investment Date:      February 1999
      Total Investment:             $11.5 million
      Total Investment Value:*      $184.3 million

      LifeMinders.com is an online direct marketing company that provides personalized information, or content, and advertisements via email to a community of members. Email messages contain helpful reminders and tips that enable its members to better organize and manage their lives. As of April 30, 2000, the company has approximately 13 million members and numerous advertising partners. LifeMinders.com has experienced significant membership growth since our initial investment in February 1999, when the company had less than 50,000 members. LifeMinders.com recently held its initial public offering in November 1999 (NASDAQ:LFMN). Fund II has invested $11.5 million in Lifeminders.com at an average cost of $2.70 per share and the company's stock, as of April 30, 2000, was trading at $44.375 per share.

      *Does not assign an illiquidity discount to the Fund's position.

PRIVATE COMPANIES (AS OF APRIL 30, 2000)

      Advantage Schools, Inc., Boston, MA ("Advantage")
      Initial Investment Date:      June 1998
      Total Investment:             $4.6 million
      Investment Carrying Value:    $10.9 million

      Advantage is an education management organization which manages public charter schools on a for-profit basis. Advantage manages charter schools in urban school districts in cooperation with local partners. Its schools are publicly funded, receiving per-student capitalization rates generally consistent with those received by other schools in the district. Founded in 1996, Advantage currently manages 16 schools across the country.

      Captura Software, Inc., Bothell, WA ("Captura")
      Initial Investment Date:      February 1999
      Total Investment:             $4.8 million
      Investment Carrying Value:    $7.9 million

      Captura is an e-finance application services provider developing and marketing expense management software and solutions for large companies. The company's products significantly increase the efficiency and lower the cost of expense reports by providing a web-based software application that automates much of the process. Captura's customer base includes General Motors, Ford, Compaq and Aetna.

      Classroom Connect Inc., Foster City, CA ("Classroom Connect")
      Initial Investment Date:      September 1998
      Total Investment:             $8.0 million
      Investment Carrying Value:    $9.8 million

      Classroom Connect, is a provider of educational Internet products to students in the kindergarten to eighth grade market. The company offers products and services, including proprietary instruction guides, teaching plans, seminars, and unique Internet content via electronic commerce and direct mail, to teachers and school districts wishing to incorporate the Internet into the classroom.

      Constellar Corporation, Redwood Shores, CA ("Constellar")
      Initial Investment Date:      April 1998
      Total Investment:             $7.0 million
      Investment Carrying Value:    $7.0 million

      Constellar is a provider of enterprise application integration software and services to large organizations in North America, Europe and Australia. Constellar provides products and services that work to untangle complex information technology environments by managing data, making it accessible, and moving it across several different applications. Constellar's customer list includes Sprint, British Telecom, Deutsche Bank, NatWest, Princeton University, London Stock Exchange, and General Electric.

      Curon Medical, Inc., Sunnyvale, CA ("Curon")
      Initial Investment Date:      December 1999
      Total Investment:             $6.1 million
      Investment Carrying Value:    $6.1 million

      Curon develops and markets medical devices for the treatment of gastrointestinal diseases using radio frequency delivered through a catheter. Curon had developed a product targeting gastroesophageal reflux disease that is undergoing the Food and Drug Administration 510(k)-clearance process. Curon filed its S-1 for Initial Public Offering.on May 25, 2000.

      ePod Corporation, New York, NY ("ePod")
      Initial Investment Date:      December 1999
      Total Investment:             $1.0 million
      Investment Carrying Value:    $1.0 million

      ePod provides distributed e-commerce, content syndication and media advertising services to manufacturers, retailers, Web publishers and content providers in the entertainment, retail and advertising industries. The ePod.com commerce network uses a common merchandising infrastructure through which companies can promote and sell products by packaging and distributing content and merchandise through commerce-enabled showcases called ePods.

      KillerBiz, Inc., Fremont, CA ("KillerBiz")
      Initial Investment Date:      December 1999
      Total Investment:             $0.5 million
      Investment Carrying Value:    $0.5 million

      KillerBiz is an online business-to-business marketplace connecting small businesses to service providers. The company is dedicated to lowering the time and costs associated with services procurement, while providing sellers with a cost effective means to access and respond to qualified sales leads through a "request-for-quote" or "request-for-proposal" engine. The KillerBiz web site offers a business-to-business marketplace that leverages both Extensible Mark-up Language and patent-pending Intelligent Trained Agent technology.

      MarketFirst Software, Inc., Mountain View, CA ("MarketFirst")
      Initial Investment Date:      August 1999
      Total Investment:             $5.0 million
      Investment Carrying Value:    $5.0 million

      MarketFirst is a developer and marketer of hosted e-marketing software and services targeting middle-market corporations. The company's solution is focused on enabling and managing interactive marketing campaigns through the Internet. The company's customers are motivated by the prospect of increasing customer revenue, improving customer relationships and reducing costs by automating key marketing functions with the MarketFirst solution. MarketFirst filed its S-1 for Initial Public Offering on April 18, 2000.

      Managemark, Inc., Sunnyvale, CA ("Managemark")
      Initial Investment Date:      June 1999
      Total Investment:             $5.0 million
      Investment Carrying Value:    $5.0 million

      Managemark is an Internet application software company focused on developing finance and administration software and services to small and middle-market firms. The company's current offerings are focused on increasing the efficiency and lowering the cost of processing corporate expenses.

      PowerSmart, Inc., Shelton, CT ("PowerSmart")
      Initial Investment Date:      January 1998
      Total Investment:             $9.2 million
      Investment carrying Value:    $14.1 million

      PowerSmart is a provider of "smart" battery management products designed to maximize battery run-times and safety in laptop computers, cellular telephones and camcorders as well as a variety of hand-held industrial devices. PowerSmart recently introduced two new lines of Application Specific Integrated Circuits and electronic modules that offer performance and flexibility at competitive prices. PowerSmart was formed as a spin-off of technology and related assets from Duracell.

      Protogene Laboratories, Inc., Menlo Park, CA ("Protogene")
      Initial Investment Date:      December 1999
      Total Investment              $5.7 million
      Investment Carrying Value:    $5.7 million

      Protogene is a developer and manufacturer of DNA gene chip technology used in molecular biology and genetic research. The company's products allow for flexible, short-run testing of genetic expression that has broad applications in genetic research and pharmaceutical development.

      ReleaseNow.com, Menlo Park, CA ("ReleaseNow")
      Initial Investment Date:      June 1998
      Total Investment:             $6.8 million
      Investment Carrying Value:    $9.5 million

      ReleaseNow is an outsourced provider of e-commerce services for vendors and resellers of software and other digital goods. The company builds and manages e-commerce solutions that enable customers to market, sell and deliver software online. ReleaseNow provides software publishers, software resellers, and content-driven web sites with technology and services to establish an Internet-based sales and distribution channel. ReleaseNow filed its S-1 for Initial Public Offering on January 28, 2000.

      SurVivaLink Corporation, Minnetonka, MN ("SurVivaLink")
      Initial Investment Date:      August 1998
      Total Investment:             $7.6 million
      Investment Carrying Value:    $7.6 million

      SurVivaLink designs, develops and markets automated external defibrillators ("AEDs"), which are portable, emergency medical devices that deliver electrical shocks to resuscitate victims of cardiac arrest. SurVivaLink's AEDs are small, lightweight and easy to use, making them suitable for law enforcement personnel, firefighters and paramedics. To date, SurVivaLink estimates that its AEDs have been responsible for saving over 250 lives.

      Zeus Wireless, Inc., Columbia, MD ("Zeus")
      Initial Investment Date:      December 1999
      Total Investment:             $5.0 million
      Investment Carrying Value:    $5.0 million

      Zeus builds and markets long-range frequency hopping radios for commercial and industrial facilities. The company utilizes radio frequency technology as a substitute for wire with comparable range, reliability and security at an equivalent price.

SUBSEQUENT INVESTMENTS

      firstsource.com, Inc., Santa Ana, CA ("firstsource")
      Initial Investment Date:      February 2000
      Total Investment:             $10.0 million
      Investment Value:             $10.0 million

      firstsource is a provider of business products, services and online business procurement solutions for small and medium sized business. With approximately 250,000 Store Keeping Units and numerous different service providers, the firstsource.com web site allows customers to search, compare, price and buy products and services directly from multiple distributors' inventories.

      MySeasons.com, Inc., New York, NY ("MySeasons")
      Initial Investment Date:      February 2000
      Total Investment:             $2.0 million
      Investment Value:             $2.0 million

      MySeasons is a business-to-consumer and business-to-business Internet commerce site aimed at selling gardening and related horticultural products, as well as providing associated content to the gardening community. MySeasons is a newly capitalized entity and represents the internet initiative of Foster & Gallagher, a direct mail company and the largest non-store horticulture retailer in the United States.

PRIVATE FUNDS

      Advanced Technology Ventures V, LP ("ATV V")
      Fund Size:                    $175 million
      Investment commitment:        $3 million

      ATV V is an early-stage focused fund targeting information technology and health care markets. Since 1979, ATV has invested in and worked with over 100 emerging companies, including Actel, Berkeley Networks, Cadence Design Systems, Epigram and VLSI Technology.

      Brand Equity Ventures I, LP ("BEV")
      Fund Size:                   $95 million
      Investment commitment:       $2.5 million

      BEV is focused on investing broadly across the consumer sector, particularly in branded opportunities within e-commerce, retailing, direct response and other consumer services. To date, the fund has made distributions resulting from investments in Alloy Online and Outpost.com.

      Brentwood Associates III, LP ("Brentwood III")
      Fund Size:                    $360 million
      Investment commitment:        $5 million

      Brentwood III is focused on middle-market buyouts and consolidations. Brentwood III's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation, and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested. Brentwood Associates II is a Fund I holding.

      Broadview Capital II LP ("Broadview")
      Fund Size:                    $220 million
      Investment commitment:        $5 million

      Broadview is focused on buyouts and other recapitalizations within the technology sector. The fund is sponsored by Broadview International LLC, a leading technology mergers and acquisitions focused investment banking firm. To date, Broadview International has advised on mergers and acquisitions for companies such as Nokia, Fore Systems, Lycos and BMC Software and will be able to provide Broadview Capital with substantial resources to make its investments.

      Commonwealth Capital Ventures II, LP ("Commonwealth II")
      Fund Size:                  $80 million
      nvestment commitment:        $4 million

      Commonwealth II makes investments in early to later-stage information technology companies in the New England region. Commonwealth II maintains a particular focus on communications technology, Internet software and services and e-commerce companies. Commonwealth has been an investor in Altiga Networks, Direct Hit Technologies and Smarterkids.com.

      Communications Ventures III, LP ("Communications Ventures III")
      Fund Size:                  $125 million
      Investment commitment:        $5 million

      Communications Ventures III invests exclusively in the communications sector, targeting early stage companies. As investors, the principals of Communications Ventures III have played roles in the formation of many companies in the communications industry, including Advanced Fibre Communications, Ascend, Broadcom, Ciena, Copper Mountain, Digital Microwave, Digital Island, Intecom, MCI, Newbridge, Octel, PairGain, Paradyne, Tellabs, Tut Systems and 3Com.

      Friedman, Fleischer & Lowe, LP ("Freidman, Fleischer & Lowe")
      Fund Size:                  $325 million
      Investment commitment:        $5 million

      Freidman, Fleischer & Lowe is a first-time fund focused exclusively on participation in middle-market buyouts. The principals of Freidman, Fleischer & Lowe have been involved in a number of buyout transactions including Young & Rubicam, Levi-Strauss, Hoyts and Western Wireless.

      Mayfield Fund X, LP ("Mayfield X")
      Fund Size:                 $450 million
      Investment commitment:       $5 million

      Mayfield X is focused on early stage information technology and healthcare investments, primarily located in Silicon Valley, CA. Founded in 1969, Mayfield has raised over $1 billion in nine venture funds and invested in over 340 high-growth companies. Among their investments are 3COM, Compaq, Immunex, Silicon Graphics, Citrix Systems and Legato.

      Mid-Atlantic Venture Fund III, LP ("MAVF III")
      Fund Size:                  $60 million
      Investment commitment:       $5 million

      MAVF III invests in early and expansion stage technology companies in the Mid-Atlantic region. The principals of MAVF III have significant investment experience and have established over the years a presence within the investment community in the Mid-Atlantic region. The principals of MAVF III have been investors in Visual Networks and Net2000 Communications.

      Morgenthaler Venture Partners V, LP ("MVP V")
      Fund Size:              $300 million
      Investment commitment:    $8 million

      MVP V is an early stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. Morgenthaler Venture Partners IV is a Fund I holding.

      Quad-C Partners V, LP ("Quad-C")
      Fund Size:              $300 million
      Investment commitment:    $5 million

      Quad-C is focused on taking control positions in leveraged acquisitions and recapitalizations of middle-market companies. Quad-C's principals have significant operating and financial experience and have made investments across industries such as restaurants, banking, automotive logistics and media.

      Sevin Rosen Fund VI, LP ("Sevin Rosen VI")
      Fund Size:              $165 million
      Investment commitment:  $2.5 million

      Sevin Rosen VI invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions as well as those companies with Internet-enabled business models. The principals at Sevin Rosen Funds have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix, and Ciena. Sevin Rosen Fund V is a Fund I holding.

      Trinity Ventures VI, LP ("Trinity VI")
      Fund Size:              $140 million
      Investment commitment:    $3 million

      Trinity VI is focused on investing in early to late-stage companies in the software, communications and electronic commerce sectors. The principals of Trinity VI have been involved with numerous successful investments, including SciQuest, NextCard, Quokka Sports, Starbucks and Fatbrain.com.


INVESTMENTS LIQUIDATED

      CommSite International, Inc., Vienna, VA ("CommSite")
      Initial Investment Date:      April 1996
      Total Investment:             $2.7 million
      Total Proceeds:*              $2.7 million

      CommSite is a provider of wireless towers and construction services. On May 13, 1999, American Tower Corporation, a publicly traded company, acquired CommSite.

      *Total proceeds include estimate of additional milestone payments to Commsite from American Tower.

      Rental Service Corp., Scottsdale, AZ ("Rental Service")
      Initial Investment Date:      January 1996
      Total Investment:             $1.0 million
      Total Proceeds:               $3.1 million

      Rental Service is a consolidator of heavy equipment rental businesses and an outsourced provider of heavy equipment. The Company had its initial public offering in September 1996 and was subsequently acquired by Atlas, Copco North America in July, 1999.

PUBLIC COMPANIES

      Corsair Communications, Inc., Palo Alto, CA. ("Corsair")
      Initial Investment Date:      October 1996
      Total Investment:             $3.0 million
      Total Investment Value:       $4.8 million

      Corsair (NASDAQ: CAIR) is a wireless communication infrastructure company providing pre-paid wireless handset and fraud detection software and services.

      NeoVista Software, Inc., Cupertino, CA ("Neovista")
      Initial Investment Date:      June 1997
      Total Investment:             $1.0 million
      Total Investment Value:*      $2.0 million

      NeoVista develops data mining software and applications related to customer relationship management. Data mining allows companies to discover non-obvious relationships by applying various algorithms to data stored in databases and data warehouses. Data mining has been used for inventory management, customer profiling, behavior prediction and fraud detection. In January 2000, Accrue Software ("Accrue"; NASDAQ: ACRU) acquired NeoVista in exchange for 2.4 million shares of Accrue stock.

      QuickLogic Corporation, Sunnyvale, CA ("QuickLogic")
      Initial Investment Date:      November 1996
      Total Investment:             $3.0 million
      Total Investment Value:*      $10.4 million

      QuickLogic (NASDAQ: QUIK) designs, manufactures and markets high-capacity programmable logic semiconductors, known as field programmable gate arrays, along with comprehensive design software. The company's products shorten the design cycle time for electronic systems and accelerate time-to-market. QuickLogic's new class of devices, embedded standard products, facilitate extremely fast development of complex systems.

      *Does not assign an illiquidity discount to the Fund's position.

PRIVATE COMPANIES

      Best Friends Pet Care, Inc., Norwalk, CT ("Best Friends")
      Initial Investment Date:      December 1996
      Total Investment:             $3.5 million
      Total Investment Value:       $3.5 million

      Best Friends is the largest operator of pet kennels in the United States. The company's facilities offer a wide range of pet services including boarding, grooming and training.

      LogicVision, Inc., San Jose, CA ("LogicVision")
      Initial Investment Date:      May 1997
      Total Investment:             $1.5 million
      Total Investment Value:       $1.7 million

      LogicVision is a developer of built-in semiconductor testing technologies used in semiconductor design, testing and manufacture. As semiconductors become more complex (i.e. large systems reduced to a customized chip), the need to adopt new testing technology has become critical. LogicVision's customers include Sun Microsystems, Cisco Systems, NCR Corp., Hitachi and Hughes.

PRIVATE FUNDS

      Allegra Capital Partners III, LP  ("Allegra III")
      Fund Size:                     $40 million
      Investment commitment:        $2.0 million

      Allegra III is a later stage focused venture fund based in New York City. Allegra III invests primarily in companies in the telecommunications, software and service industries with "Internet-driven" strategies. Allegra's principals have been investors in Autotote, Axent Technologies, Business Evolution and Viasoft.

      Brentwood Associates Buyout Fund II, LP ("Brentwood II")
      Fund Size:                    $240 million
      Investment commitment:        $2.0 million

      Brentwood II is focused on middle-market buyouts and consolidations. Brentwood II's strategy is to identify industries with consolidation characteristics, develop a strategy for implementation and recruit management to execute that strategy. Brentwood was an investor in Rental Services and is an investor in Classroom Connect, companies in which Fund I and Fund II, respectively, have invested. Brentwood III is a Fund II holding.

      Bruckmann, Rosser, Sherrill & Co., LP ("BRS")
      Fund Size:                    $375 million
      Investment commitment:        $2.0 million

      BRS is a leveraged buyout fund based in New York. The firm's portfolio contains investments ranging from Restaurant Associates, a restaurant operator and food service contractor, to Doane Pet Care Enterprises, a manufacturer and distributor of pet food.

      Morgenthaler Venture Partners IV, LP ("MVP IV")
      Fund Size:                   $135 million
      Investment commitment:       $2.0 million

      MVP IV is an early stage venture fund, investing primarily in information technology and healthcare companies as well as buyouts of basic businesses. The fund's principals have been involved with successful venture capital investments in Apple Computer, Synopsys, Atria Software, Premysis Software and CardioThoracic. To date, Fund I has received from MVP IV shares of Nortel, Microsoft, Guidant, as well as several cash distributions. Morgenthaler Venture Partners V is a Fund II holding.

      Sevin Rosen Fund V, LP ("Sevin Rosen V")
      Fund Size:                   $160 million
      Investment commitment:       $2.0 million

      Sevin Rosen V invests in early-stage technology companies, focusing specifically on companies in communications and eBusiness infrastructure and solutions, as well as those companies with Internet-enabled business models. The principals at Sevin Rosen Funds have a track record that includes being early investors in Compaq, Lotus, Cyrix, Citrix and Ciena. To date, this fund has made distributions of stock including Ciena, Pure Atria Software and Cisco Systems. Sevin Rosen Fund VI is a Fund II holding.

      Vanguard Venture Partners V, LP ("Vanguard V")
      Fund Size:                    $55 million
      Investment commitment:       $2.0 million

      Vanguard V is an early-stage fund investing in information technology and healthcare. Among the principals' previous successful investments are Ciena, Advanced Fibre Communications and Network Appliances. The fund has distributed shares of Cisco Systems and currently holds Cobalt Networks, Image X, and Digital Island.

INVESTMENTS WRITTEN-OFF

      AbTox, Inc., Mundelein, IL ("AbTox")
      Initial Investment Date:      March 1997
      Total Investment:             $2.8 million
      Total Investment Value:       $0

      AbTox is a manufacturer of gas plasma sterilizers, which has filed for bankruptcy due to operating problems arising from regulatory issues related to one of its products.

      Cardiopulmonary Corporation, Milford, CT ("Cardiopulmonary Corporation")
      Initial Investment Date:      November 1996
      Total Investment:             $2.2 million
      Total Investment Value:       $0

      Cardiopulmonary Corporation is a manufacturer of a smart ventilator used in the acute and sub-acute hospital market that adapts to patients' changing breathing patterns. The Fund's position has been written down pursuant to a recent recapitalization of the company.

      P2 Holdings Corp. (formerly known as Plynetic Express),
      San Leandro, CA ("P2 Holdings")
      Initial Investment Date:      June 1997
      Total Investment:             $2.8 million
      Total Investment Value:       $0

      P2 Holdings was a provider of rapid prototyping and rapid tooling services. The Fund wrote off its investment as the company filed for bankruptcy in 1998.

      Party Stores Holdings, Inc., Melville, NY ("Party Stores")
      Initial Investment Date:      May 1997
      Total Investment:             $2.1 million
      Total Investment Value:       $0

      Party Stores operated the Party Experience, the Paperama and Paper Cutter retail stores. The company filed for bankruptcy in 1998. The Fund's $2.1 million investment was written off as the company filed for bankruptcy.

      Signius Corporation (formerly known as ProCommunications
      Corp.), Somerset, NJ ("Signius")
      Initial Investment Date:      September 1996
      Total Investment:             $3.4 million
      Total Investment Value:       $0

      Signius provides telemessaging services for small and medium-sized businesses. The Fund's investment has been written down to zero to reflect the operating status of the company.

      THE FOREGOING INFORMATION WITH RESPECT TO FUND I AND FUND II IS PRESENTED TO ILLUSTRATE THE TYPES OF INVESTMENTS THAT THE INVESTMENT ADVISER'S INVESTMENT PROFESSIONALS HAVE EXPERIENCE WITH IN THE BDC CONTEXT AND TO SHOW THE POTENTIAL ECONOMIC BENEFITS AND RISKS INHERENT IN MAKING SUCH INVESTMENTS. THE INFORMATION SHOWN SHOULD NOT BE CONSIDERED TO BE REPRESENTATIVE OF THE INVESTMENTS THAT THE COMPANY WILL MAKE OR THE GAINS OR LOSSES IT WILL EXPERIENCE ON ITS INVESTMENTS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. THE INFORMATION SET FORTH ABOVE REPRESENTS ACTUAL COST AND REALIZED AND UNREALIZED GAIN AND LOSS FOR EACH INDIVIDUAL INVESTMENT MADE BY FUND I AND FUND II, OTHER THAN SHORT-TERM INVESTMENTS. FUND I AND FUND II EXPERIENCED COSTS AND EXPENSES IN MAKING SUCH INVESTMENTS, MONITORING SUCH INVESTMENTS AND WHERE APPLICABLE, DISPOSING OF SUCH INVESTMENTS. ADDITIONAL COSTS WILL BE EXPERIENCED ON THE DISPOSITION OF INVESTMENTS NOT YET DISPOSED OF. UNREALIZED GAIN AND LOSS AMOUNTS ARE BASED ON UNITED STATES TRUST COMPANY OF NEW YORK'S DETERMINATION OF THE CURRENT VALUE OF THE INVESTMENTS, WHICH DETERMINATION ORDINARILY INVOLVES A HIGH DEGREE OF JUDGMENT AND SUBJECTIVITY. UPON DISPOSITION, FUND I AND FUND II MAY REALIZE MORE OR LESS THAN THE ASSIGNED VALUATION. IN ADDITION, FUND I AND FUND II ARE SUBJECT TO INVESTMENT MANAGEMENT FEES, INCENTIVE FEES AND ONGOING OPERATING EXPENSES, NONE OF WHICH ARE REFLECTED IN THE FOREGOING INFORMATION. FUND I AND FUND II ALSO MAINTAINED SUBSTANTIAL HOLDINGS OF SHORT-TERM INVESTMENTS PENDING INVESTMENT IN THE ABOVE LISTED INVESTMENTS. ACCORDINGLY, THE FOREGOING INFORMATION IS NOT INDICATIVE OF THE ACTUAL RETURNS EXPERIENCED BY INVESTORS IN FUND I AND FUND II.

            Set forth below are the performance figures for Fund I and Fund II for the periods shown, calculated in conformity with the standardized performance methodology required by the Securities and Exchange Commission.

                                              1-Year   3-Year   5-Year  10-Year
      UST Private Equity Investors Fund, Inc.  28.55%   15.76%   N/A      N/A
      Excelsior Private Equity Fund  II, Inc.  76.01%     N/A    N/A      N/A

      CODE OF ETHICS

            The Fund, the Company and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act which restricts the personal securities transactions of certain of the officers, employees, directors and Board of Managers, members of the Company and the Investment Adviser. Its primary purpose is to ensure that personal trading by Investment Adviser employees does not disadvantage the Fund or the Company. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethic's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The code of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The code of ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102

      BOARD OF MANAGERS, OFFICERS AND INVESTMENT PROFESSIONALS

            Pursuant to the Fund's Operating Agreement, the business and affairs of the Fund will be managed under the direction of its Board of Managers. Pursuant to the Company's Operating Agreement, the business and affairs of the Company will be managed under the direction of its Board of Managers. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Company. The following are descriptions of the members of the Board of Managers and the officers of the Fund and the Company, as well as of key employees of the Investment Adviser, including the members of the Investment Adviser's Investment Committee. Unless otherwise noted, each member of the Investment Adviser's Investment Committee has been an employee of United States Trust Company of New York for at least the previous five years and the business address of each individual listed below is 114 West 47th Street, New York, New York 10036. Mr. Hover may be deemed an "interested person" of the Fund and the Company, as defined in the Investment Company Act, on the basis of his ownership of U.S. Trust Corporation stock.

                  Board of Managers

          Gene M. Bernstein, (52). Mr. Bernstein is currently Vice Chairman of Northville Industries Corp., a privately held corporation engaged in petroleum, marketing, distribution and trading. Mr. Bernstein was the President of BIG Venture Inc., a privately held golf equipment marketing firm from March 1994 to December 1997. From 1990 until 1994, he was the President of Northville Industries Corp. Mr. Bernstein was Executive Vice President of Northville Industries Corp. from 1982 to 1989. Mr. Bernstein holds a B.A. degree in English Literature from Alfred University, an M.A. degree in English Literature from the University of Wisconsin and a Ph.D. in English Literature from the University of Massachusetts. Mr. Bernstein serves as a director of Fund I and Fund II.

          John C. Hover II, (56). Mr. Hover retired as Executive Vice President of the United States Trust Company of New York in 1998 after 22 years of service. He was responsible for the Personal Asset Management and Private Banking Group, and served as Chairman of U. S. Trust International. Prior to joining United States Trust Company of New York, he was a commercial banker with the Chemical Bank. Mr. Hover received his B.A. degree in English Literature from the University of Pennsylvania and an M.B.A. degree in Marketing from The Wharton School. John is a trustee of the University of Pennsylvania, and is Chairman of the Board of Overseers of the University's Museum of Archaeology and Anthropology. He is a trustee and Vice President of the Penn Club of New York. Mr. Hover serves as chairman of the board of directors of Fund I and Fund II.

          Stephen V. Murphy, (53). Since 1991, Mr. Murphy has been President of S.V. Murphy & Co., Inc., an investment banking firm that specializes in mergers and acquisitions, divestitures and strategic and capital-related advisory services for financial institutions. From 1988 until 1990, he was Managing Director of Merrill Lynch Capital Markets in charge of the Financial Institutions Mergers and Acquisitions Department. Prior to 1988, Mr. Murphy was Managing Director of The First Boston Corporation where he headed up its Investment Banking Department's Commercial Bank Group. Mr. Murphy holds a B.S.B.A. degree from Georgetown University and an M.B.A. degree from Columbia University. Mr. Murphy serves as a director of Fund I and II.

          Victor F. Imbimbo, Jr., (47) Victor Imbimbo was the founder in 1996 of Bedrock Communications, Inc. a consulting company addressing the merger of traditional and digital communications solutions. He was also the founder of the Hadley Group, a promotional marketing company, in 1985, which he ran until 1996. Mr. Imbimbo serves as a director of Fund I and II.

          Officers of the Company

          David I. Fann, (36), Co-Chief Executive Officer and President of the Fund and the Company and Managing Director of United States Trust Company of New York. Mr. Fann serves as President and Chief Executive Officer of Excelsior Private Equity Fund II, Inc. and UST Private Equity Investors Fund, Inc. He is focused on direct investments in healthcare, consumer services, and e-commerce. Prior to joining United States Trust Company of New York in April of 1994, Mr. Fann served in various capacities for Citibank from 1986 through 1994, including, as a Vice President of Citibank and its small business investment company subsidiary, Citicorp Venture Capital Ltd. from 1991 until 1994. While at Citicorp Venture Capital Ltd., Mr. Fann invested in buyout and venture capital transactions and venture capital funds and served on the Board of Directors of several of its portfolio companies. Mr. Fann holds a B.A.S. degree in industrial engineering and economics from Stanford University. Mr. Fann serves on the United States Trust Company of New York Portfolio Policy Committee, Strategy Review Committee, and the Special Fiduciary Committee. Mr. Fann is on the Board of the Somerset Exchange Fund, Classroom Connect, Inc., Conway Stuart Medical, Inc., SurVivaLink Corp. and Protogene Laboratories, Inc.

          Douglas A. Lindgren, (38), Co-Chief Executive Officer and Chief Investment Officer of the Fund and the Company and Managing Director of United States Trust Company of New York. Mr. Lindgren is Chief Investment Officer of the Excelsior Private Equity Fund II, Inc. and Executive Vice President of the UST Private Equity Investors Fund, Inc. He is focused on direct investments in information technology, Internet services, and communications. Prior to joining United States Trust Company of New York in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March of 1995, including President and Managing Principal from January 1993 through March of 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc. and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee. Mr. Lindgren is on the Board of Powersmart Inc., MarketFirst Software, Inc., Managemark, Inc., Constellar Corporation, ReleaseNow.com, Inc., LifeMinders.com, Inc., Zeus Wireless, Inc. and firstsource.

          Lee A. Gardella, (32), Vice President of the Fund and the Company and Vice President of United States Trust Company of New York, joined United States Trust Company of New York in September 1997. He is focused on direct investments in information technology companies and on fund investments. Mr. Gardella currently has monitoring responsibilities for several portfolio companies including Captura Software, Inc. and LogicVision, Inc. From July 1994 to September 1997, Mr. Gardella held several positions with the Edison Venture Fund, an expansion stage venture capital firm in Lawrenceville, NJ. In addition, Mr. Gardella has worked at Wilshire Associates and National Steel Corporation. Mr. Gardella has served as a Director of the Greater Philadelphia Venture Group. He received an MBA from the University of Notre Dame and BSBA in Finance from Shippensburg University. Mr. Gardella is a Chartered Financial Analyst.

          James F. Rorer, (30), Vice President of the Fund and the Company and United States Trust Company of New York. Mr. Rorer is focused on direct investments in healthcare, consumer services, and e-commerce. Prior to joining United States Trust Company of New York in May 1999, he worked at Bain & Company ("Bain"), a leading global strategic consulting firm, from 1996 until April 1999. He was a consultant in the Private Equity Practice, which provides strategic due diligence services to large leveraged buyout firms. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer was an investment banking analyst at CS First Boston from 1992 to 1994, where he worked on mergers and acquisitions and financing for banks and consumer finance companies. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in economics and mathematics. He holds an M.B.A. from Harvard Business School.

          James F. Dorment, (26), Chief Administrative Officer of the Fund and the Company and Assistant Vice President of United States Trust Company of New York has been with the Private Equity Division of United States Trust Company of New York since December 1997. Mr. Dorment is involved in all areas of investment analysis and decision-making. From August 1995 through November 1997, he worked in the wealth management division of United States Trust Company of New York. Mr. Dorment graduated from Bates College with a Bachelor of Arts degree in economics. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

          Ronald A. Schwartz, (51), Corporate Secretary of the Fund and the Company. Mr. Schwartz is Vice President and Assistant General Counsel of United States Trust Company of New York. Prior to joining United States Trust Company of New York in 1991, Mr. Schwartz was associated with the firm of Walter, Conston, Alexander & Green from 1985 through 1990, with a focus on securities law as well as mergers and acquisitions. Mr. Schwartz received a B.A. and an M.A. degree from the University of California at Berkeley, and a J.D. from Boalt Hall, University of California.

          Brian F. Schmidt, (41), Chief Financial Officer of the Fund and the Company and Senior Vice President at U.S. Trust. Mr. Schmidt is the Chief Financial Officer of Excelsior Private Equity Fund II, Inc. and UST Private Equity Investors Fund, Inc. He is the Division Manager of Mutual Funds with an affiliate of U.S. Trust Company. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Company Common Trust Funds. Mr. Schmidt joined U.S. Trust Company in 1991 from Prudential Insurance Company of America, where he was Director of Accounting. Prior to that he was a senior accounting manager at Dreyfus Corporation. Mr. Schmidt has 16 years of experience in financial services, concentrating in mutual funds. He received his B.S. degree from Marist College. He is on the accountant's and treasurer's committee of the Investment Company Institute.

          Frank D. Bruno, (40), Treasurer of the Fund and the Company. Mr. Bruno is a Vice President in the Mutual Funds Administration Department of an affiliate of U.S. Trust Company. Prior to joining U.S. Trust Company, he worked for the Dreyfus Corporation and Price Waterhouse. Mr. Bruno received his B.S. degree from The Pennsylvania State University.


          Investment Committee of the Investment Adviser

          Frederick B. Taylor, (58), Chairman of the Investment Committee. Mr. Taylor is Vice Chairman and Chief Investment Officer of United States Trust Company of New York and is a member of the Board of Directors and Chairman of the Portfolio Policy Committee. He has been with United States Trust Company of New York for over 30 years, and has been responsible for developing and implementing the current investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

          Paul K. Napoli, (54), Co-Chairman of the Investment Committee. Mr. Napoli is an Executive Vice President and is responsible for the Personal Wealth Management Group. He is a member of the Management Committee, the Risk Policy Committee, the Trust Committee, the Broker Relations Committee and Derivatives Committee. Mr. Napoli received his undergraduate degree in Economics and Mathematics from Boston College and his M.B.A. in Finance and Economics from Columbia University. He holds the designation of Chartered Financial Analyst and Certified Trust & Financial Adviser. Mr. Napoli is a member of the New York Society of Security Analysts, and the Association of Investment Management and Research.

          John J. Apruzzese, (42), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Apruzzese is a Division Manager in the Wealth Management Group. Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. Mr. Apruzzese received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound.

          Richard L. Bayles, (56), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Bayles manages the Common Stock Fund for Trusts. Mr. Bayles earned his B.A. from Dartmouth College. He is a warden of St. Bartholomew's Church in the City of New York. Mr. Bayles served with the Peace Corps in Kenya for three years and is President, Mid Manhattan Performing Arts Foundation.

          Edith Cassidy, (47), Managing Director and Division Manager at United States Trust Company of New York. Ms. Cassidy is responsible for managing individual client assets and a division of portfolio managers, administrators and support staff. Ms. Cassidy is a member of the United States Trust Company of New York's Operating Committee and Portfolio Policy Committee. Upon joining U.S. Trust in 1989, Ms. Cassidy was appointed Director of the Equity Research Division. Prior to joining U.S. Trust in 1989, Ms. Cassidy was an investment executive at Piper, Jaffray & Hopwood in New York City. From 1976 through 1986, she was with International Business Machines Corporation in New York, where her last position was Marketing Manager. Ms. Cassidy is a member of the New York Society of Security Analysts. She is a member of the Board of Trustees of The Westmoreland Davis Foundation and Learning Leaders. Ms. Cassidy received her B.A. in 1975 from Goucher College.

          William V. Ferdinand, (58), Managing Director and Senior Investment Officer of U.S. Trust Company. Mr. Ferdinand is responsible for managing the investment organization of U.S. Trust Company. With eleven portfolio managers, this group actively manages over $2.6 billion of assets. In addition, Mr. Ferdinand is a member of the Portfolio Policy Committee, headquartered at U.S. Trust Company in New York. With over 30 years of investment management experience, he comes to U.S. Trust Company from The Penn Mutual Life Insurance Company, where he served as Executive Vice President and Chief Investment Officer as well as President and Chief Executive Officer of the investment management subsidiaries. His background includes over 10 years of senior trust investment experience in Connecticut and Pennsylvania. He is a member of the Board of Directors of U.S. Trust Company. Mr. Ferninand is a Chartered Financial Analyst and received a B.S. degree from the University of Pennsylvania Wharton School of Business. He earned his M.B.A. from New York University. He is a member of the New York and International Society of Security Analysts and the Association for Investment Management and Research.

          Joseph A. Gallagher, (58), Senior Vice President of U.S. Trust Company of New Jersey. Prior to joining U.S. Trust, Mr. Gallagher was Managing Director of Delafield, Harvey, Tabell, which was acquired by U.S. Trust in 1992. Previously, he held the positions of Senior Portfolio Manager in the Private Banking and Investment Division at Citibank, N.A. and Vice President-- Investments at United Jersey Bank. Mr. Gallagher received his B.S. degree from Georgetown University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Association for Investment Management and Research.

          Timothy C. Pettee, (41), Managing Director of United States Trust Company of New York. Mr. Pettee is currently the Director of Equity Research at U.S. Trust. He is responsible for supporting over 100 portfolio managers with $40 billion plus in equity assets under management with proprietary analysis from the research department. Prior to joining United States Trust Company of New York, Mr. Pettee worked for 8 years at Alliance Capital Management, LP as an analyst in both the domestic and international research departments. In addition, he managed the Alliance Global Leisure Fund, the Alliance American Fund and co-managed funds run by the research department. Prior to Alliance, Mr. Pettee was with Merrill Lynch and Bear Stearns & Co. Mr. Pettee holds a B.A. from Boston University.

          Harvey A. Seline, (61), is a Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Seline is a Division Manager in the Personal Wealth Management Group. He has been with United States Trust Company of New York since 1969. Prior to joining U.S. Trust, he was a Trust Investment Officer at The National Bank of Tulsa and a Trust Analyst at First City National Bank in Houston. Mr. Seline received his B.A. from the University of Colorado and his M.B.A. from the Columbia University Graduate School of Business Administration. Mr. Seline is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of The Association for Investment Management and Research.

          Jay B. Springer, (41), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Springer is a Division Manager in the Personal Wealth Management Group. Previously, he worked as a Financial Analyst at Citibank. Mr. Springer earned his B.A., magna cum laude, from Boston University and his M.B.A. from New York University Graduate School of Business. He is currently a member of The New York State Bankers Association Trust Investment Committee and is a former director of Bank Fiduciary Funds. Mr. Springer serves on the Board of Directors of Christmas-in-April-USA.

          David A. Tillson, (51), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Tillson is a Division Manager in the Personal Wealth Management Group. Prior to joining United States Trust Company of New York, he was the President of TDA Capital Management Company, which he formed in 1990. From 1992 until he joined U.S. Trust, he was also a Senior Vice President at Matrix Asset Advisers. Prior to founding TDA Capital management, he was a Vice President, portfolio manager and director of research at Management Asset Corporation. He also held positions at W.P. Carey & Company and General Reinsurance Corporation. Mr. Tillson received his B.A. in 1971 from Brown University and his M.B.A. in 1974 from New York University. A Chartered Financial Analyst, Mr. Tillson is a member of the New York Society of Security Analysts and the Association for Investment Management Research.

          Leigh Weiss, (45), Managing Director of United States Trust Company of New York and Manager of Institutional Equity and Balanced Portfolios. Mr. Weiss has been with the Trust Company since September of 1993. Prior to joining United States Trust Company of New York, he worked for Goldman, Sachs & Co., where he had been since 1981. Mr. Weiss received his B.S. degree in Economics from the Wharton School of the University of Pennsylvania and he earned his M.B.A. from the University of Chicago.

          David J. Williams, (age), Managing Director and Senior Portfolio Manager of United States Trust Company of New York, Mr. Williams is a Portfolio Manager with over 20 years of investment experience. He is a member of United States Trust Company of New York's Investment Policy Committee and manages the Value and Restructuring Fund. Formerly, Mr. Williams was a Senior Vice President and the Senior Investment Officer of Horizon Trust Company in Morristown, New Jersey. He was also a Portfolio Manager with T. Rowe Price Associates, Inc. in Baltimore, Maryland. Mr. Williams received his B.A. from Yale University and his M.B.A. from Harvard University. He is a Chartered Financial Analyst.

          George C. Whiteley III, (60), Managing Director and Senior Portfolio Manager of United States Trust Company of New York. Mr. Whiteley is a Division Manager in the Personal Wealth Management Group. He joined the Trust Company in 1995. Prior to joining United States Trust Company of New York, he worked for Chase Manhattan Bank where he was Vice President and Chief Investment Executive of U.S. Private Banking. Mr. Whiteley received his B.A. degree from Harvard College and was awarded his J.D. from New York University School of Law.

BOARD OF MANAGER COMPENSATION

     Each member of the Board of Manager will receive [$9,000 annually and $1,500 per Company meeting attended,] paid by the Company. No member of the Board of Managers or officer will receive aggregate compensation from the Fund and the Company in excess of [$15,000 for fiscal 2000]. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. Neither the Fund nor the Company has a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits.


                        ESTIMATED COMPENSATION TABLE

                            AGGREGATE     PENSION OR RETIREMENT   ESTIMATED ANNUAL  TOTAL COMPENSATION
NAME OF PERSON,        COMPENSATION FROM   BENEFITS ACCRUED AS     BENEFITS UPON    FROM COMPANY AND
   POSITION                THE COMPANY    PART OF FUND EXPENSES    RETIREMENT        FUND COMPLEX

                              $                      0                  0             $[    ] (4 Funds)

                              $                      0                  0             $[    ] (4 Funds)

                              $                      0                  0             $[    ] (4 Funds)


-------------------
* The total compensation paid to such persons by the Fund, the Company and the Fund Complex is estimated for the fiscal year ending December 31, 2000. The parenthetical number represents the number of investment companies (including the Fund and the Company) from which such person receives compensation that are considered part of the same Fund Complex as the Fund.



CONTROL PERSONS

      Upon completion of the Offering, no person is expected to have voting control over the Fund.

POTENTIAL CONFLICTS OF INTEREST

      [The Investment Adviser and its affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Fund and the Company. The contractual and other arrangements between the Fund, the Company, the Investment Adviser and its affiliates have not been established by arms-length negotiations. Such conflicts of interest may include:

      Transactions with the Company and Portfolio Companies. The Investment Adviser and its affiliates may perform various services for the Company and its portfolio companies. Such services may include making loans to portfolio companies, maintaining deposits of funds of portfolio companies, serving as directors or officers of portfolio companies and providing services in connection with mergers and acquisitions, leasing real estate and insurance and economic forecasting. In consideration for such services, such persons may receive various fees, commissions and reimbursements to the extent permitted under applicable law. Depending upon the Investment Adviser's or its affiliates' influence and control with respect to portfolio companies, the selection of such persons to perform such services for portfolio companies may not be a disinterested decision and the terms and conditions for the performance of such services and the amounts and terms of such compensation, may not be determined in arms-length negotiations. The selection of the Investment Adviser or any of its affiliates to perform services for a portfolio company must be approved by a majority of the disinterested members of the Board of Managers of the Company and the independent and disinterested directors of the portfolio company. The interest rate and financing charges that such persons may charge portfolio companies on funds made available to them will not exceed those that would be charged by unrelated lending institutions on comparable loans for the same purpose.

      The Investment Company Act and the Federal Reserve Act contain restrictions as to certain transactions among the Fund, the Company and the Investment Adviser or their affiliates. See "Regulation." Generally, transactions involving the Company and the Investment Adviser or certain of their affiliates must receive the prior approval of a majority of the disinterested members of the respective Boards of Directors or Board of Managers having no financial interest in the proposed transaction and/or the Commission and may be subject to certain percentage limitations, safety-and-soundness and other requirements. There can be no assurance that prior approval of the Commission can be obtained.

      The Investment Adviser expects to provide services to other investors, including, Fund I and Fund II, and including other investment funds and other business development companies organized by them or their affiliates. The Company will have no contractual or other right to such services prior to any of such other investors. The Investment Adviser may file on behalf of itself and the Company an application for an exemption order from the Commission with respect to proposed joint investments by the Company and U.S. Trust or certain of its affiliates in portfolio companies. If an exemption order is not granted, certain joint investments with U.S. Trust or its affiliates will be prohibited. While the Commission has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemption order will be granted. If the Company and U.S. Trust or its affiliates co-invest in a portfolio company, certain conflicts may arise. See "Potential Conflicts of Interest-- Joint Investments in Portfolio Companies and Other Securities" and "Regulation."

      Conflicts as to Investment Opportunities. The Investment Adviser and its affiliates intend to make investments for their own account and may be in competition with the Company for such investments. In addition, the Investment Adviser and its affiliates may serve as investment adviser for other private or public investment vehicles that will have investment objectives identical with or similar to those of the Company. While the Investment Adviser is obligated to endeavor to provide the Company with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser is not required to present to the Company any particular opportunity that falls within the investment objective and policies of the Company, except as set forth in the procedures adopted by the Company's Board of Managers. Such procedures provide that the Investment Adviser must endeavor to offer to the Company on an equitable basis investment opportunities that would be suitable for both the Company and other similar private equity funds for which the Investment Adviser or U.S. Trust Company provide discretionary investment advisory services. The Investment Adviser and its affiliates will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with their fiduciary duties to the Company.

      Joint Investments in Portfolio Companies and Other Securities. The Investment Adviser and its affiliates and employees may participate with the Company as co-investors in portfolio companies and other securities and may make loans to, or other investments in, portfolio companies. Investment in the same security at or about the same time will be required to be on a basis which, in the judgment of the Board of Managers, is not more advantageous to such other persons than the basis upon which the Company participates in such joint investments, and will require the prior approval of the Company's Board of Managers, including a majority of the disinterested members of the Company's Board of Managers. Without prior approval by the Company's Board of Managers and/or the Commission, the Company will not make joint investments in the securities of any entity if the Investment Adviser or any of its affiliates have previously acquired a security issued by such entity, provided that this prohibition does not apply to follow-on investments or investments in public securities. In most such instances, prior approval of the Commission of such joint investments would be required. There can be no assurance that such approval will be obtained. See "Regulation."

      Timing of Disposition of Investments. The Investment Adviser receives certain allocations and distributions determined by the amount of net realized capital gains (net of realized capital losses and net unrealized capital depreciation) of the Company as set forth under "Description of the Company - Allocations and Distributions." The interests of the Investment Adviser may conflict with the interests of the members with respect to the timing of the disposition of Company investments. The acts of the Investment Adviser are subject to supervision by the Company's Board of Managers.

      Allocation of Management Time and Services. The Company will not have independent management or employees and will rely upon the Investment Adviser and its affiliates for management and administration of the Company and its assets. The Investment Adviser believes that it and its affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Company. Conflicts of interest may arise in allocating management time, services or functions between the Company and other entities for which the Investment Adviser and its affiliates may provide similar services. The officers and employees of the Investment Adviser will devote such time to the affairs of the Company as they, in their sole discretion, determine to be necessary for the conduct of the business of the Company. The Company's Board of Investment Advisers will supervise the activities of the Investment Adviser.

      Other Relationships with Portfolio Companies. The Investment Adviser and its affiliates may have other relationships on an on-going basis with portfolio companies in which the company has invested. Such relationships could influence the Investment Adviser or its affiliates to take actions, or forbear from taking actions, which an independent investment adviser might not take or forbear from taking. The Investment Adviser and its affiliates will not enter into any new relationship with a portfolio company while the Company owns more than 5% of the outstanding voting securities unless such relationship has been approved by a majority of the disinterested members of the Board of Managers of the Company and by the independent directors of the portfolio company who also have no interest in the relationship.]

CUSTODIAN AND TRANSFER AGENT

      The Chase Manhattan Bank ("Chase") will serve as the Fund's and the Company's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, Chase will be responsible for holding the Fund's and the Company's cash and portfolio securities. Chase will also serve as the transfer agent and distribution paying agent for the Fund's Shares. For its custodian, transfer agency and paying agency services, Chase will receive customary fees from the Fund. Chase's address is: Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004.


                  BROKERAGE ALLOCATION AND OTHER PRACTICES

      Subject to policies established by the Board of Managers, the Investment Adviser will arrange for the execution of the Company's portfolio transactions and the allocation of brokerage. In executing portfolio transactions, the Investment Adviser will seek to obtain the most favorable execution of portfolio transactions, that is the best combination of net price and prompt reliable execution. In the Investment Adviser's opinion, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to the price, volume, trend and breadth of the market, possibility of a block transaction and the broker's activity in the security as well as its general record for prompt, competent and reliable service in all aspects of order processing, execution and settlement as well as anticipated commission rates.

      A portion of the securities in which the Company will invest may be traded in the over-the-counter markets, and the Company intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are otherwise available. Under the Investment Company Act, persons affiliated with the Company generally are prohibited from dealing with the Company as principal in the purchase and sale of securities. Transactions in the over-the-counter markets usually involve transactions with dealers acting as principal for their own account. The Company will not deal with affiliated persons as principal in such transactions; however, affiliated persons of the Company may serve as its broker in over-the-counter markets and other transactions conducted on an agency basis in accordance with the Investment Company Act. If an affiliated person of the Company is a market maker in the securities of a company, the affiliated person will not serve as the Company's broker in the purchase of such securities.

      The Investment Adviser has no obligation to deal with any broker or group of brokers in the execution of transactions. With respect to certain securities, the Company's portfolio transactions may be effected through affiliates of the Investment Adviser, provided it is consistent with the policy of obtaining the most favorable execution. The Company's Board of Managers has adopted procedures to ensure compliance with applicable regulations relating to trading of portfolio securities.

      In allocating brokerage among other brokers who are believed to be capable of providing equally favorable execution, the Company may also take into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company or the Investment Adviser and its affiliates, such as research and statistical information. Research services so received are in addition to and not in lieu of services required to be performed by the Investment Adviser and do not reduce the investment advisory fees payable by the Company. Such services may be useful to the Investment Adviser in serving the Company and other clients and, conversely, research services obtained by the placement of brokerage business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Company. The Investment Adviser might incur significant expense were it to purchase such research services from the parties.

PORTFOLIO TURNOVER

      Because the investments of the Company generally require relatively long periods of time to reach maturity, it is expected that the Company's portfolio turnover will be low. There is, however, no policy limitation on the ability of the Company to sell an investment after a short period of time. Any short-term securities in which the Company invests will have a high rate of turnover.

      As required by the Investment Company Act the majority of the members of the Fund's Board of Directors are not interested persons as defined within the Investment Company Act. Portfolio turnover will generally involve some expense to the Company, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and, where permitted, reinvestment in other securities. The portfolio turnover rate will be computed by dividing the lesser of the amount of the securities purchased or securities sold during the year by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).


                                 REGULATION

      As required by the Investment Company Act, a majority of the members of the Fund's Board of Directors are not interested persons as defined within the Investment Company Act. The Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), generally prohibits an investment adviser from entering into an investment advisory contract with an investment company that provides for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act which permit the payment of compensation to an investment adviser to a BDC based on capital gains.

      In addition, the Small Business Investment Incentive Act of 1980 modified the provisions of the Investment Company Act that are applicable to BDCs. The BDC is considered to be a closed-end investment company as those terms are defined in the Investment Company Act. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

      Generally, to be eligible to elect BDC status, a company must engage in the business of furnishing capital and offering significant managerial assistance to companies that do not have ready access to capital through conventional financial channels. A BDC must be operated for the purpose of making investments in securities of the types required by the Investment Company Act, which types include certain present and former "eligible portfolio companies" and certain bankrupt or insolvent companies. A BDC need not invest in all of the possible types of securities approved for investment by BDCs. Business development companies must also make available significant managerial assistance to portfolio companies. An eligible portfolio company generally is a United States company that is not an investment company (except for wholly-owned Small Business Investment Companies licensed by the Small Business Administration) and that (i) does not have a class of securities registered on a national securities exchange or included in the Federal Reserve Board's over-the-counter margin list,
(ii) is actively controlled by the BDC either alone or as part of a group acting together and an affiliate of the BDC is a member of the portfolio company's board of directors, or (iii) meets such other criteria as may be established by the Commission. Control, under the Investment Company Act, is presumed to exist where the BDC owns 25% of the outstanding voting securities of the portfolio company.

      The Investment Company Act limits the type of assets that the Company may acquire to "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment, and facilities) unless, at the time of the acquisition, at least 70% of the value of the Company's assets consists of qualifying assets. Qualifying assets include: (i) securities of companies that were eligible portfolio companies at the time the Company acquired their securities; (ii) securities of bankrupt or insolvent companies that are not otherwise eligible portfolio companies;
(iii) securities acquired as follow-on investments in companies that were eligible at the time of the Company's initial acquisition of their securities but are no longer eligible, provided that the Company has maintained a substantial portion of its initial investment in those companies; (iv) securities received in exchange for or distributed on or with respect to any of the foregoing; and (v) cash items, government securities, and high-quality, short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. In addition, certain provisions of the federal banking laws, including the Bank Holding Company Act of 1956, as amended, would prohibit or restrict investments by the Company in securities of commercial banking organizations.

      The Company is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of equity senior to the Units if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or equity. In addition, provision must be made to prohibit any distribution to members or the repurchase of any Units unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

      The Company may sell its securities at a price that is below the prevailing net asset value per Unit only upon the approval by the holders of a majority of its voting securities, including the Fund. In addition, the Company may repurchase its Units subject to the restrictions of the Operating Agreement and the Investment Company Act.

      Under the Investment Company Act as amended by the Small Business Investment Incentive Act of 1980, certain of the transactions involving the Company and its affiliates (as well as affiliates of those affiliates) that would previously have been prohibited without the prior approval of the Commission require the prior approval of a majority of the disinterested members of the Company's Board of Managers having no financial interest in the transactions. Certain transactions involving certain closely affiliated persons of the Company, including the Investment Adviser and its officers and employees, still require the prior approval of the Commission. In general, (i) any person who owns, controls, or holds with power to vote, more than 5% of the outstanding Units (including the Fund), (ii) any director, executive officer, or general partner of that person, and (iii) any person who directly or indirectly controls, is controlled by, or is under common control with, that person, must obtain the prior approval of a majority of the disinterested members of the Company's Board of Managers and, in some situations, the prior approval of the Commission, before engaging in certain transactions involving the Company or any company controlled by the Company. The Investment Company Act and applicable rules thereunder generally do not restrict transactions between the Company and its portfolio companies. In accordance with the Investment Company Act, a majority of the members of the Board of Managers are not interested persons of the Company as defined in the Investment Company Act.

See "Management."

      The Investment Company Act prohibits an investment company, such as the Company, from knowingly participating in a joint transaction with an affiliate of the investment company. Accordingly, the Company may not, without exemptive relief from the Commission, participate in a joint transaction with the Investment Adviser, certain other members of the U.S. Trust family of companies, Fund I, Fund II or other companies or funds which may be affiliates of the Company (collectively, "Company Affiliates"). The Company and the Investment Adviser may submit an application to the Commission to permit such co-investment. The Investment Adviser believes that co-investment by the Company and any Company Affiliates would afford the Company the ability to achieve greater diversification and, together with any Company Affiliates, the opportunity to exercise greater influence on the portfolio companies in which the Company and any Company Affiliates invest together. Accordingly, the Company may file an application that would seek an exemption order permitting the Company and any Company Affiliates to co-invest together in the same portfolio companies where such is consistent with investment objectives, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to the Company. Although the Investment Adviser intends to select investments for the Company and for Company Affiliates separately, considering in each case only the investment objectives, investment positions, available funds and other pertinent factors of the particular investment company or fund, it is expected that if the application for exemptive relief is granted, the Company and any Company Affiliates may frequently co-invest in the same portfolio companies. It is expected that prior to committing to a co-investment, a "required majority" (as defined in the Investment Company Act) of the members of the Board of Managers of the Company would make certain findings concerning the fairness to the Company of the co-investment arrangement.


                     VALUATION OF PORTFOLIO SECURITIES

      The valuation of the Fund's assets is dependent on the valuation of the Company's portfolio securities. Because the Fund invests its assets in an interest in the Company, the Fund's net asset value will reflect the value of its interest in the Company (which, in turn, reflects the underlying value of the Company's assets and liabilities). Under the supervision of and in accordance with procedures adopted by the Company's Board of Managers, the Investment Adviser will value the securities in the Company's portfolio quarterly and at such other time as, in the Board's view, circumstances warrant. In the event of a sale by the Company of its Units, the Investment Adviser must determine the net asset value (the "NAV") of a Unit as of a date within 48 hours before such sale (excluding Sundays and holidays) to comply with the requirement of the Investment Company Act that securities not be sold below NAV without member approval.

      In order to determine the NAV per Unit, (i) the value of the assets of the Company, including its portfolio securities, will be determined by the Investment Adviser under the supervision of the Board of Managers; (ii) the Company's liabilities will be subtracted therefrom; and (iii) the difference will be divided by the number of outstanding Units of the Company. For purposes of this calculation, any amount of the Incentive Carried Interest, calculated as if all gains on investments were realized gains, that the Investment Adviser would be entitled to distribution of if the Company had cash available for distribution will be treated as a liability of the Company.

      Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board of Managers and pursuant to procedures established and periodically reviewed by the Board of Managers. Securities having remaining maturities of 60 days or less are valued at amortized cost.

      The value for restricted stock investments for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. In the early stages of development, venture capital investments will typically be valued based upon their original cost to the Company, until developments positively or negatively affecting the portfolio company provide a sufficient basis for use of a valuation other than cost (such as changes in the portfolio company's prospects or reliable private sales of a portfolio company's securities at prices different from the value initially used by management). Such developments may occur shortly after the Company's original investment, or after a longer period. Upon the occurrence of developments providing a sufficient basis for a change in valuation, venture capital investments will typically be valued by appraisal valuation (the "appraisal method") by the Investment Adviser. The appraisal method will be based upon such factors affecting the portfolio company as earnings, net worth, reliable private sale prices of the portfolio company's securities, the market prices for similar securities of comparable companies and an assessment of the portfolio company's future prospects. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal method are necessarily subjective. The Company will also use third party transactions (actual or proposed) in the portfolio company's securities as a basis of valuation (the "private market method"). The private market method will only be used with respect to actual transactions or actual firm offers by sophisticated, independent investors. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

      Securities with legal, contractual or practical restrictions on transfer may be valued at a discount (typically ranging from 10% to 40%) from their value determined by the foregoing methods to reflect the effect of such restrictions.

      The Company anticipates that it may invest in securities for which a public market exists but which are "restricted securities" for purposes of the Securities Act. In evaluating such securities, the Investment Adviser will take into consideration various factors, including the price at which the securities in question were acquired relative to the market price for unrestricted shares of the same securities at the time of such acquisition, modified as appropriate to reflect the nature of the market in which the securities are traded, if any, the amount of the public float, the existence and terms of any securities registration rights, the proportion of the portfolio company's securities held by the Company, changes in the financial condition and prospects of such portfolio company and other factors which may affect their fair value, all in accordance with the Investment Company Act. Restricted securities for which an established trading market exists will typically be valued at a discount of 10% to 40% from the public market price with the amount of the discount decreasing as the restriction period decreases. If an established trading market does not exist, valuations will be made consistent with the "going concern" method described above. The Company's investments in Private Funds generally will be valued based upon the Company's pro rata share of the value of the assets of a Private Fund as determined by such Private Fund in accordance with its by-laws, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to investments in Private Funds is not available by reason of timing or other event on the valuation date or are deemed to be unreliable by the Investment Adviser, the Investment Adviser will determine such value based on the Investment Adviser's judgment of fair value on the appropriate date, less applicable charges, if any.


           CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

      Capital Accounts. The Company will establish a capital account for each investor who becomes a member of the Company, including the Fund. Capital contributions and the member's share of items of income and gain will be credited to the member's capital account, and distributions and the member's share of items of loss, deduction and expense will be debited from the member's capital account. The Company will establish a capital account for the Investment Adviser to which allocations in respect of the Incentive Carried Interest will be made.

      Allocations. The income, gain, loss, deduction and expense of the Company will be determined and allocated as of the end of each fiscal year to reflect the economic interests of the members and the Investment Adviser.

      Each year, Company allocations generally will be made in the following manner:

     o items of income, gain, loss, deduction and expense in an amount equal to the Members' Allocation Amount will be allocated to the members pro rata in accordance with their capital contributions; and

     o gains will be allocated to the Investment Adviser until the cumulative amount of all gains that has been allocated to the Investment Adviser from the commencement of operations equals the Incentive Carried Interest calculated through the end of the period for which the allocation is being made.

      The Members' Allocation Amount is the items of income, gain, loss, deduction and expense remaining after the required allocation has been made to the Investment Adviser.

      For any given period, the allocation of gain to the Investment Adviser described above will be made out of long-term capital gain and short-term capital gain in proportion to the amount of such gains available for allocation.

      For any given period, the Incentive Carried Interest will be an amount equal to 20% of the excess, if any, of the cumulative amount of all capital gains realized by the Company on Direct Investments from the commencement of operations through the end of such period over the sum of:

     o the cumulative amount of all capital losses realized by the Company on all investments of any type from the commencement of operations through the end of such period; and

     o the amount of net unrealized capital depreciation on all investments of any type all determined as of the close of such period.

      To the extent that the Company distributes property in kind, the Company will be deemed to have realized gain or loss on such property based on the value assigned to such property in accordance with the Company's valuation procedures. In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Investment Advisory Agreement with the Investment Adviser or an affiliate, the assets of the Company will be valued in accordance with the Operating Agreement as of the date of resignation, removal or termination, and the Company will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

      Notwithstanding the foregoing, the Company may, in its sole and absolute discretion, make special allocations of items of Company income, gain, loss, deduction and expense in order to cause the capital account balances of the members and the Investment Adviser to reflect the economic arrangement set forth in the following paragraph.

      Distributions. The Company will distribute all cash that the Investment Adviser does not expect to use in the operation of the Company and that is available after the payment of all expenses then due and the creation of any reserves. The Company will consider such distributions at least annually but, as described below, does not expect to make distributions of cash or property during the first several years of operations. Each year, the Investment Adviser generally will be entitled to a distribution equal to the excess, if any, of the Incentive Carried Interest as most recently calculated over the cumulative amount of all prior distributions made to the Investment Adviser in respect of the Incentive Carried Interest determined in prior years. The members generally will be entitled to all amounts remaining for distribution pro rata in accordance with their capital contributions. Upon liquidation of the Company, any cash or other property available for distribution will be distributed to the members and to the Manager pro rata in accordance with their respective capital account balances. The Investment Adviser's capital account balance generally will reflect the allocations that have been made to the Investment Adviser in respect of the Incentive Carried Interest but that have not been previously distributed to the Investment Adviser.

      Due to the nature of the Company's investments, investors should not expect distributions of cash or property during the first several years of the Company's and the Fund's operations. The Company will not reinvest income from its investments or the proceeds from the sale of its investments, in each case other than Short-Term Investments, except to make follow-on investments. The Company may make distributions in kind of its property, which generally would be treated for purposes of the Company's distribution policies as distributions of cash in an amount equal to the current market value or fair value of such property determined in accordance with the Company's valuation procedures.


                [CERTAIN FEDERAL INCOME TAX CONSIDERATIONS]


      The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Company" below, counsel to the Company has not rendered any legal opinion regarding any tax consequences relating to the Company or an investment in the Company. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

      Tax Status of the Company. At the first subscription closing, the Company will receive an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, to the effect that, under current law and based on certain assumptions and representations, the Company will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. An opinion of counsel is not binding on the IRS or any court.

      A limited liability company (such as the Company) that has elected to be treated as a business development company under the Investment Company Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership, or limited liability company intended to be treated as a partnership, the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Investment Adviser and the Company has represented to counsel for the Company that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

      In addition, the Operating Agreement imposes significant restrictions on transfer of Units in order to address this point. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser, each other member and any successor or assign any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee.

      Ultimately, counsel's opinion as to the treatment of the Company as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Investment Adviser and the Company), the continuation of which cannot be assured. Company's counsel will not render a Company tax status opinion or review such factual environment after the first subscription closing.

      If the Company were treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The Company would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the members, thereby materially reducing the amount of any cash available for distribution to the members. In addition, the members would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Company would not be passed through to the members, and all distributions by the Company to the members would be treated as dividends, return of capital and/or gains.

      The following discussion assumes that the Company will continue to be treated as a partnership for federal income tax purposes.

      TAXATION OF MEMBERS OF THE COMPANY. By reason of its treatment as a partnership for federal income tax purposes, the Company will not itself be subject to federal income tax. Rather, each member in computing its federal income tax will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense for the taxable year of the Company ending within or with the taxable year of the member. Nonliquidating cash distributions made by the Company to a member generally will not be taxable to the member, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units. Nonliquidating distributions of property other than cash are also generally not taxable. If both cash and other property are distributed by the Company to a member, the member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Company's tax basis in the other property distributed. The member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Company's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

      For federal income tax purposes, a member's allocable share of Company tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the members' interests in the Company. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Company's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

      The Company may derive taxable income from an investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Company makes an investment in certain non-U.S. corporations. See "Phantom Income from Company Investments in Non-U.S. Corporations" below. This could also occur if the Company invests in an entity that is classified as a partnership and such entity allocates income or gain to the Company without making a corresponding distribution of cash. Moreover, the Company is not required to make current distributions of its entire earnings. In addition, a reduction of Company nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a member's federal income tax liability with respect to his, her or its allocable share of Company earnings in a particular taxable year could exceed the cash distributions to the member for the year, thus giving rise to an out-of-pocket payment by the member.

      TAX BASIS RULES. Company distributions generally will not be taxable to a member to the extent of such member's adjusted tax basis in his, her or its Units. In addition, a member is allowed to deduct his, her or its allocable share of Company losses (if any) only to the extent of such member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A member's adjusted tax basis is equal to the member's aggregate capital contributions to the Company as adjusted by certain items. Basis is generally increased by the member's allocable share of Company profits (and items of income and gain) and Company nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the member's allocable share of Company losses (and items of loss, deduction and expense), the amount of cash distributed by the Company to the member, the Company's tax basis of property (other than cash) distributed by the Company to the member and any reduction in the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes).

      To the extent that a member's allocable share of Company losses are not allowed because the member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's adjusted tax basis in subsequent years.

      AT RISK RULES. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Company losses (if any) only to the extent of each such member's "at risk" amount in the Company at the end of the taxable year in which the losses occur. A member's at risk amount generally is equal to the member's aggregate capital contributions to the Company. To the extent that a member's allocable share of Company losses are not allowed because the member has an insufficient amount at risk in the Company, such disallowed losses may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's at risk amount in subsequent years.

      PASSIVE ACTIVITY LOSS RULES. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities or royalties not derived in the ordinary course of a trade or business and gain attributable to the disposition of property that either produces such nonbusiness income or is held for investment. The Company's investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a member will not be allowed to offset his, her or its allocable share of Company items of income or gain with the member's passive activity losses from other sources.

      INVESTMENT INTEREST LIMITATION. Individuals and other noncorporate taxpayers are allowed to deduct interest paid or accrued by the Company on its indebtedness (so-called investment interest) only to the extent of each such member's net investment income for the taxable year. A member's net investment income generally is the excess, if any, of the member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Company gains on the sale of its investments), unless the member elects to pay tax on such gain at ordinary income rates.

      To the extent that a member's allocable share of Company investment interest is not allowed because the member has insufficient net investment income, such disallowed investment interest may be carried over by the member to subsequent taxable years and will be allowed if and to the extent of the member's net investment income in subsequent years. If a member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a member's allocable share of Company investment interest that is subject to this limitation will depend on the member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Company investment interest will be disallowed under this rule will depend on each member's particular circumstances each year.

      OTHER LIMITATIONS ON DEDUCTIONS AND SPECIAL CODE PROVISIONS. Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Company losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions, which include the advisory fee and certain other expenses of the Company and of the Private Funds, only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

      For federal income tax purposes, if a member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such member, the allocation and distribution may be recharacterized as a fee. It is intended that the Investment Adviser's Incentive Carried Interest constitute an allocable share of Company earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules, in which case members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described above.

      In addition, prospective investors should be aware that certain of the Company's activities may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Company are not currently deductible, but may, at the election of the Company, be amortized ratably over a period of not less than 60 months. Syndication expenses of the Company (i.e., expenditures made in connection with the marketing and issuance of Units, including placement fees) are neither deductible nor amortizable.

      NON-U.S. CURRENCY GAINS OR LOSSES. If the Company makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Company may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Company may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

      PHANTOM INCOME FROM COMPANY INVESTMENTS IN NON-U.S. CORPORATIONS. It is possible that the Company may invest in non-U.S. corporations that could be classified as "passive foreign investment companies," "controlled foreign corporations" and "foreign personal holding companies" (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

      NON-U.S. TAXES. It is possible that certain dividends and interest received by the Company from sources outside of the U.S. will be subject to withholding taxes imposed by other countries. In addition, the Company may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

      The Company will inform members as to their proportionate share of non-U.S. taxes paid by the Company, and members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

      SALE OF COMPANY INVESTMENTS AND TAX RATES. The Company will generally recognize capital gain or loss on the sale of its investments. For members who are individuals, the maximum federal income tax rate on their allocable share of Company capital gains is 39.6% for capital assets held by the Company for one year or less and 20% for capital assets held by the Company for more than one year. The maximum federal income tax rate on an individual's allocable share of Company ordinary income is 39.6%. Corporations are subject to a maximum 35% federal income tax rate on their allocable share of Company ordinary income and capital gains (whether long-term or short-term).

      LIMITATION ON DEDUCTIBILITY OF CAPITAL LOSSES. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

      SALE OF UNITS. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, neither the Company nor the Investment Adviser (nor any affiliate thereof) will repurchase any Units, except that the Company will repurchase Units upon its termination. By subscribing for Units, each member agrees to indemnify and hold harmless the Company, the Investment Adviser each other member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. See "Risk Factors - Risks Related to the Company -No Public or Other Market for Units."

      A member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Units sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the member held the sold Units for more than one year. The amount realized will include the member's allocable share of Company nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the member's cash proceeds from the sale.

      ALTERNATIVE MINIMUM TAX. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A member's potential alternative minimum tax liability may be affected by reason of an investment in the Company. The extent, if any, to which the alternative minimum tax applies will depend on each member's particular circumstances for each taxable year.

      TAX ELECTIONS. Under Section 754 of the Code, the Company may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of Company property to a member or in the event of a transfer of Units (in which latter case basis will be adjusted with respect to the transferee member only). The Company does not currently intend to make a Section 754 election. Certain recent legislative proposals would, if enacted, require the Company to make a Section 754 election. The Investment Adviser has sole and absolute discretion to make all tax elections for the Company.

      REPORTS TO MEMBERS. The Company has the calendar year as its taxable year. The Company will furnish annually to each member a report containing a Schedule K-1, which indicates each member's distributive share for each calendar year of Company income, gain, loss, deduction and expense for use in the preparation of the member's income tax return. The Company will endeavor to deliver Schedules K-1 to members prior to April 15 of each year, but may not be able to do so because, among other things, the Company may not receive, prior to April 15, a Schedule K-1 from a Private Fund that is classified as a partnership for federal income tax purposes in which the Company has invested. Accordingly, members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Company will provide members with estimated annual federal income tax information prior to April 15, assuming the Company is able to obtain such information.

      TAX AUDITS. Although not required to pay any federal income tax, the Company must file a federal income tax information return each taxable year. The IRS may audit Company returns in a unified entity proceeding at the Company level. The Investment Adviser, who would represent the Company at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the members. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind members and consent on behalf of the Company to extend the statute of limitations for assessing a deficiency with respect to a Company item. Successful adjustments by the IRS of Company items of income, gain, loss, deduction or expense could change a member's federal income tax liabilities.

      BACKUP WITHHOLDING. The Company may be required to withhold federal income tax at a rate of 31% on a member's allocable share of interest and dividends if the member fails to provide the Company with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Company that the member is subject to backup withholding. The member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

      CERTAIN CONSIDERATIONS FOR TAX-EXEMPT INVESTORS. The Company may from time to time borrow funds for operating purposes in an amount up to 25% of the value of its total assets (after giving effect to the borrowing) in order to make additional investments in existing portfolio companies to maintain various regulatory qualifications or to pay contingencies and expenses. To the extent that the Company does so, an investment in the Company will generate unrelated business taxable income for federal income tax purposes (and may have other adverse tax consequences) for pension funds, Keogh plans, individual retirement accounts, tax-exempt institutions and other tax-exempt investors. Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Company.

      CERTAIN CONSIDERATIONS FOR NON-U.S. INVESTORS. The discussion under this heading applies to certain members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. members"). The term "U.S. person" means:

o     a citizen or resident of the United States;
o a corporation created or organized under the laws of the United States or any political subdivision thereof or therein;
o an estate the income of which is subject to U.S. federal income taxation regardless of source; or
o a trust if both (a) a U.S. court is able to exercise primary supervision over the administration of the trust and
      (b) one or more U.S. persons has the authority to control all substantial decisions of the trust.

      Given the nature of the Company's investment activities, the Company believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Company income where such member's nexus with the U.S. is solely as a result of an investment in Units. No prohibition and thus no assurances can be given in this regard, however. The Company will be subject to U.S. withholding tax of 30% on dividends and certain interest income allocable to non-U.S. members (unless reduced or eliminated by an applicable treaty).

      If, contrary to the Company's expectations, the Company were treated as being engaged in a U.S. trade or business, then each non-U.S. member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Company income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Company income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Company would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member's ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Company income may be subject to a 30% U.S. branch profits tax.

      Different rules from those described above apply in the case of a non-U.S. member:

o who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;
o who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a "tax home" in the United States for United States federal income tax purposes;
o     who is a former citizen or resident of the United States; or
o that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.

      NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE COMPANY.

      STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES. In addition to the federal income tax consequences described above, the members, as well as the Company itself and the entities in which the Company invests, may be subject to various state, local and non-U.S. taxes. A member's allocable share of Company income, gain, loss, deduction and expense may be required to be included in determining such member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of such Company tax items may differ from the treatment of such items for federal income tax purposes.

      The Investment Adviser has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the members (where and to the extent permissible under applicable law). If the Investment Adviser decides to make any such composite, group or similar filing, such a filing would eliminate a member's filing requirement in such a jurisdiction arising by reason of an investment in the Company. Each member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Company in connection with any such composite, group or similar filing will be treated as an advance to the relevant members (with interest being charged thereon) and will be recouped by the Company out of any distributions subsequently made to the relevant members. Such advances may be funded by the Investment Adviser or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Company to the Investment Adviser (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Company from the relevant members, will be specially allocated to such members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest Limitation" above). Such taxes may be higher or lower than what a member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

      PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.


                            DESCRIPTION OF UNITS


      The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the Operating Agreement is attached hereto as Exhibit A. Investors will become members of the Fund, which will establish a capital account for each member. Your capital contributions and your share of items of income and gain will be credited to your capital account and your distributions and your share of items of loss, deduction and expense will be debited from your capital account. See "Capital Accounts, Allocations and Distributions."


SUMMARY OF LIMITED LIABILITY COMPANY OPERATING AGREEMENT


      The Operating Agreement governs the relationships, rights, and obligations of the investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this Prospectus. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.

      Fund Capital. Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Fund or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Fund beyond the amount of the investor's subscription. See "Limited Liability of Investors."

      Voting Rights of Investors. Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Fund matters. Upon notification to the Fund, investors holding at least 10% of the outstanding units may, at their expense, obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor of the Fund.

      Subject to the provisions described below, the investors may: (i) approve and elect and for cause disapprove and remove the members of the Board of Managers; (ii) approve or disapprove proposed changes in the nature of the Fund's business so as to cause the Fund to cease to be, or to withdraw its election as, a BDC under the Investment Company Act; (iii) to the extent required by the Investment Company Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers; (iv) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Fund; (v) to the extent required by the Investment Company Act, approve or disapprove the appointment of each successor Investment Adviser; and (vi) approve any other material matters related to the business of the Fund that the Investment Company Act requires to be approved by the investors so long as the Fund is subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

      Whenever the Fund as an investor in the Company is requested to vote on matters pertaining to the Company, the Fund will hold a meeting of Fund Members and will vote its interest in the Company for or against such matters proportionately to the instructions to vote for or against such matters received from the Fund Unitholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Company may alone or collectively acquire sufficient voting interests in the Company to control matters relating to the operation of the Company.

      Transferability of Units. A member may transfer Units only by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of the member or otherwise, or with the written consent of the Fund (which it may withhold in its sole and absolute discretion and will grant, if at all, only in extenuating circumstances) or in connection with a transfer to a family trust or another entity that does not result in a change of beneficial ownership. Any permitted transferees will not, however, be allowed to become substituted members in the Fund without the consent of the Fund, which consent may be withheld in its sole and absolute discretion . No member will have the right to require the Fund to redeem his, her or its Units. In addition, neither the Fund nor the Investment Adviser (nor any of their respective affiliates) will make offers to repurchase Units, and Units will not be traded on any securities exchange or other market.

      The issuance of Units is not subject to any preemptive rights and Units are not convertible into any other security of the Fund.


LIABILITY OF MEMBERS


      You will not be liable for any obligations of the Fund in excess of your capital, plus your share of undistributed profits, except that you will be obligated to make your full subscription payment. However, if you receive a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and you had knowledge of this fact at the time of the distribution) you may be required to return such distribution to the Fund. You will not have the right to a return of your capital contribution except in accordance with the distribution provisions of the Operating Agreement.


DUTY OF CARE

      The Operating Agreement provides that the members of the Board of
Managers (and [           ] or its affiliates, among others) shall
not be liable to the Fund or the members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations under the Operating Agreement. The Operating Agreement also contains provision for the indemnification, to the extent permitted by law, of the members of the Board of Managers (and [
               ] and its affiliates, among others) by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to a member for the repayment of any balance in such member's capital account for contributions by such member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or members. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would result in violation of applicable law.


AMENDMENT OF THE OPERATING AGREEMENT

      The Operating Agreement may be amended with the approval of (i) the Board of Managers, including a majority of the independent members of the Board of Managers, if required by the Investment Company Act and (ii) to the extent, but only to the extent, required by the Investment Company Act, a majority, as defined in the Investment Company Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any members adversely affected thereby or unless each member has received notice of such amendment and each member objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund. However, the Board of Managers may at any time, without the consent of the other members, amend the Operating Agreement to (i) restate the Operating Agreement, (ii) effect compliance with applicable law or regulation, (iii) cure any ambiguity or to correct or supplement any provision that may be inconsistent with another provision, provided such change does not affect the rights of any member in any material respect, or
(iv) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704 (a) of the Code.


POWER OF ATTORNEY

      By purchasing Units of the Fund, each member will appoint [         ]
and each member of the Board of Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Fund or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

      The power-of-attorney is a special power-of-attorney coupled with an
interest in favor of [           ] and each member of the Board of
Managers and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a member subject to and in accordance with the Operating Agreement.

TERM, DISSOLUTION AND LIQUIDATION


The Fund will be dissolved:

o upon the final distribution of its assets as provided for in the Operations Agreement; on approximately [October 31, 2010];

o upon the affirmative vote to dissolve the Fund by both (1) the Board of Managers and (2) members holding at least two-thirds of the total number of votes eligible to be cast by all members;

o upon the failure of members to elect successor members of the Board of Managers at any meeting called by the Fund when no members of the Board of Managers remain; or

o     as required by operation of law.


      Upon the occurrence of any event of dissolution, [             ],
or a liquidator appointed by the Board of Managers, is charged with winding up the affairs of the Fund and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

      Upon the dissolution of the Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to members including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to members, and (3) finally to members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if
[                ] or liquidator determines that such a distribution would
be in the interests of the members in facilitating an orderly liquidation.


                            SELLING ARRANGEMENTS


      ___________ has entered into a Distribution Agreement with the Fund pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Fund's Units. The address of the Distributor is ___________________________________.

      Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agent") relating to the purchase of Units through such Selling Agents acting as brokers or agents for their customers.

      The Fund has agreed to indemnify the Distributor and each Selling Agent who enters into a Selling Agent Agreement against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any person against any liability to such company or its security holders to which it would otherwise be subject due to such person's misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under such agreement.

      The Operating Agreement of the Company contains similar provisions, except that the Company will be dissolved, provided that the Board of Managers may extend termination for up to two additional periods of up to two years each; provided further, that termination may be extended to such later date with the approval of members holding at least two thirds of the total number of votes eligible to the cast;


                               LEGAL MATTERS

      The validity of the Units offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Boston, Massachusetts.


                                  EXPERTS

      The Statement of Assets and Liabilities of the Fund included in this Prospectus has been audited by Ernst & Young, LLP, independent certified public accountants, as stated in their report included herein, and is included herein in reliance upon such report given on their authority as experts in auditing and accounting. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.


                           AVAILABLE INFORMATION

      The Fund is required to file reports with the Securities and Exchange Commission. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

      Investors should rely only on the information contained in this prospectus. The Fund has not, and the Distributor has not, authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Distributor is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Fund's business, financial condition, results of operations and prospects may have changed since that date.


                             REPORTS TO MEMBERS

      The Fund will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. The Fund does not intend to hold annual meetings of its Unitholders.


                        FINANCIAL STATEMENTS
            [Statement of Assets and Liabilities to come]


                             TABLE OF CONTENTS

                                                                          Page

FEE TABLE....................................................................3
PROSPECTUS SUMMARY...........................................................4
  The Company................................................................4
  Investment Objective and Policies..........................................4
  Management and Compensation................................................5
  The Offering...............................................................5
  Minimum Investments........................................................6
  Use of Proceeds............................................................6
  Risk Factors...............................................................6
  Allocations, Distributions and Liquidation.................................9
  Tax Status of the Company.................................................10
THE COMPANY.................................................................11
INVESTMENT OBJECTIVE AND POLICIES...........................................11
  General...................................................................11
  Investment Strategies.....................................................12
  Investment Practices......................................................13
RISK FACTORS................................................................14
THE OFFERING................................................................20
USE OF PROCEEDS.............................................................21
MANAGEMENT..................................................................21
  Investment Adviser; Compensation..........................................21
  Investment Operations.....................................................23
  Background................................................................24
  Code of Ethics............................................................37
  Board of Managers, Officers and Investment Professionals..................37
  Board of Manager Compensation.............................................41
  Control Persons...........................................................43
  Potential Conflicts of Interest...........................................43
  Custodian and Transfer Agent..............................................44
BROKERAGE ALLOCATION AND OTHER PRACTICES....................................44
  Portfolio Turnover........................................................45
REGULATION..................................................................45
VALUATION OF PORTFOLIO SECURITIES...........................................48
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS.............................49
CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...................................51
DESCRIPTION OF UNITS........................................................57
  Summary Of Limited Liability Company Operating Agreement..................57
  Liability Of Members......................................................58
  Duty Of Care..............................................................58
  Amendment Of The Operating Agreement......................................58
  Power Of Attorney.........................................................58
  Term, Dissolution And Liquidation.........................................59
SELLING ARRANGEMENTS........................................................59
LEGAL MATTERS...............................................................60
EXPERTS.....................................................................60
AVAILABLE INFORMATION.......................................................60
REPORTS TO MEMBERS..........................................................60
FINANCIAL STATEMENTS........................................................60
    Page....................................................................61

      Until June   , 2000 (25 days after the date of this Prospectus), all
dealers effecting transactions in the Units, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligations of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.


INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Units:

      (1) invest 25% or more of the value of its total assets in any one industry;

      (2) issue senior securities or borrow money other than as permitted by the Investment Company Act;

      (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objectives and policies or the entry into repurchase agreements;

      (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

      (5) purchase or sell real estate or interests therein provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

      (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

      "Majority of the outstanding" means (i) 67% or more of the Units present at a meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (ii) more than 50% of the outstanding Units, whichever is less.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Managers. The Fund may not:

      (1) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

      (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder.

      (3) Purchase securities of companies for the purpose of exercising control.

      Notwithstanding the foregoing limitations, the Fund may without limitation in the Company. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested.

      The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.


PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1. Statement of Assets and Liabilities

      2.  Exhibits

            (a)   (1) Certificate of Formation of Limited Liability Company
                      filed June 1, 2000.
                  (2) Operating Agreement.*
            (b)   Not applicable.
            (c)   Not applicable.
            (d)   Specimen Certificate.*
            (e)   Not applicable.
            (f)   Not applicable.
            (g)   Form of Investment Advisory Agreement between the
                  Fund and [                        ].*
            (h)   Form of Distribution Agreement between the Fund and
                  [             ].*
            (i)   Not applicable.
            (j)   (1)  Form of Transfer Agency and Custodian Agreement
                       between the Fund and Chase Manhattan Bank.*
                  (2)  Form of Escrow Agreement among the Fund,
                       [       ] and United States Trust Company of
                       New York.*
            (k)   Not applicable.
            (l)   Opinion and consent of Skadden, Arps, Slate,
                  Meagher and Flom LLP.*
            (m)   Not applicable.
            (n)   Consent of Ernst & Young, LLP independent auditors.*
            (o)   Not applicable.
            (p) Form of Subscription Agreement for investment in Units of the Fund.*
            (q)   Not applicable.
            (r)   Code of Ethics.*

* To be filed by amendment.


Item 25.  MARKETING ARRANGEMENTS

      See the Form of Distribution Agreement to be filed as Exhibit 2(h) as well as the Fund's Prospectus under the caption "Selling Arrangements."


Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


      The following table sets forth the estimated expenses, payable by the Fund, in connection with the issuance and distribution of the securities covered by this Registration Statement.

          Securities and Exchange Commission fees........    [$   *   ]
          Blue Sky fees and expenses.....................    [    *   ]
          Printing.......................................    [    *   ]
          Legal fees and expenses........................    [    *   ]
          Independent auditors' fees and expenses........    [    *   ]
          Miscellaneous..................................    [    *   ]
                                                             ----------
                            Total........................         *
                                                             ==========

* To be provided by amendment.


Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      [Upon conclusion of the public offering of the Fund's shares, it is anticipated that no person will be controlled by or under common control with the Fund.]


Item 28.  NUMBER OF HOLDERS OF SECURITIES AS OF JUNE 5, 2000

Title of Class                                 Number of Record Holders
--------------                                 -------------------------

Units                                                 0


Item 29.  INDEMNIFICATION

      [The Investment Advisory Agreement provides for indemnification by
the Fund of [           ], from any and all losses, claims, damages,
liabilities or expenses (including reasonable counsel fees and expenses) not resulting from willful misfeasance, bad faith or gross negligence
in the performance by [          ] of its duties thereunder or the
reckless disregard of its obligations and duties under the Investment Advisory Agreement.

      By subscribing for Units, each member agrees to indemnify and hold
harmless the Fund, [                    ], each other member and any
successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that member in violation of the Operating Agreement or any misrepresentation made by that member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. The Operating Agreement also contains provision for the indemnification, to the extent permitted by law, of the members of the Board of Managers (and
[                ] and its affiliates, among others) by the Fund, but not
by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to a member for the repayment of any balance in such member's capital account for contributions by such member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or members. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification of a member of the Board of Managers or the Investment Adviser against any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would result in violation of applicable law.

      Pursuant to the Distribution Agreement, the Fund agrees to indemnify selling agents against certain civil liabilities, including liabilities under the federal securities laws.]


Item 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      [            ] is a newly organized limited liability company that
was created to provide investment management and administrative services to the Fund and to other investment funds that may be established in the future. For the names and principal businesses of the directors and certain senior
executive officers of [       ], including those who are engaged in any other
business, profession, vocation or employment of a substantial nature see the Fund's Prospectus under the caption "Management."


Item 31. LOCATION OF ACCOUNTS AND RECORDS

      The accounts and records of the Fund will be maintained at the office
of [           ]


Item 32.  MANAGEMENT SERVICES

      Except as described in the Prospectus under the caption "Management," the Fund is not a party to any management service related contract.


Item 33.  UNDERTAKINGS

      The Fund undertakes to suspend the offering of its common shares until it amends its Prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

      The Fund additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (b) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

            (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement;

      (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


                                 SIGNATURES


      Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 5th day of June, 2000.



                                EXCELSIOR  VENTURE  PARTNERS III, INC.



                                By: /s/ David I. Fann
                                    -----------------------------------------
                                    David I. Fann
                                    Co-Chief  Executive Officer and President
                                    (principal executive officer)


      Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the Registration Statement of Excelsior Venture Partners Fund III, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

        Signature                       Title                   Date

    /s/ David I. Fann          Co-Chief Executive Officer and President      June 5, 2000
---------------------------    (principal executive officer)
        David I. Fann


    /s/ Douglas A. Lindgren    Co-Chief Executive Officer and                June 5, 2000
---------------------------    Chief Investment Officer
        Douglas A. Lindgren    (principal financial and accounting officer)


   /s/ John C. Hover II        Manager                                       June 5, 2000
--------------------------
       John C. Hover II


  /s/ Gene M. Bernstein        Manager                                       June 5, 2000
--------------------------
      Gene M. Bernstein


  /s/ Stephen V. Murphy        Manager                                       June 5, 2000
---------------------------
      Stephen V. Murphy

  /s/ Victor F. Imbimbo, Jr.   Manager                                       June 5, 2000
----------------------------
      Victor F. Imbimbo, Jr.


===============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington. D.C. 20549



                                  EXHIBITS
                                     TO
                                  FORM N-2



             REGISTRATION STATEMENT UNDER THE SECURITIES
                              ACT OF 1933:

                        Pre-Effective Amendment No.   [ ]
                        Post-Effective Amendment No.  [ ]


                                   and/or


            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                               ACT OF 1940:


                              Amendment No.   [ ]



                 EXCELSIOR VENTURE PARTNERS FUND III, LLC
             (Exact Name of Registrant as Specified in Charter)

===============================================================================

                               EXHIBIT INDEX

                                                                        Page
Exhibit No. Exhibit                                                     Number
----------- -------                                                     ------

            (a)  (1) Certificate of Formation of Limited Liability
                     Company filed June 1, 2000.
                 (2) Operating Agreement.*
            (b)   Not applicable.
            (c)   Not applicable.
            (d)   Specimen Certificate.*
            (e)   Not applicable.
            (f)   Not applicable.
            (g)   Form of Investment Advisory Agreement between the
                  Fund and [                        ].*
            (h)   Form of Distribution Agreement between the Company and
                  [             ].*
            (i)   Not applicable.
            (j)   (1)  Form of Transfer Agency and Custodian Agreement
                       between the Fund and Chase Manhattan Bank.*
                  (2)  Form of Escrow Agreement among the Fund,
                       [       ] and United States Trust Company of
                       New York.*
            (k)   Not applicable.
            (l)   Opinion and consent of Skadden, Arps, Slate,
                  Meagher and Flom LLP.*
            (m)   Not applicable.
            (n)   Consent of Ernst & Young, LLP independent auditors.*
            (o)   Not applicable.
            (p) Form of Subscription Agreement for investment in shares of the Fund.*
            (q)   Not applicable.
            (r)   Code of Ethics.*


* To be filed by amendment.



                               EXHIBIT (A)(1)


                          Certificate of Formation